SCUDDER
                                                                     INVESTMENTS


      Scudder Global Fund

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                                         Class AARP and Class S Shares
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                                         Annual Report
                                         August 31, 2001




      For investors seeking long-term growth of capital while actively seeking to reduce downside risk as compared with other global growth funds.

Contents
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   3    Letter from the Fund's President

   4    Performance Summary

   6    Portfolio Management Review

  13    Portfolio Summary

  15    Investment Portfolio

  22    Financial Statements

  26    Financial Highlights

  28    Notes to Financial Statements

  39    Report of Independent Accountants

  40    Tax Information

  41    Officers and Directors

  42    Investment Products and Services

  44    Account Management Resources



Scudder Global Fund                              Ticker Symbol     Fund Number
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Class AARP                                           ACOBX             107
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Class S                                              SCOBX             007
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Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $345 billion in assets for individuals, corporate clients, retirement and pension plans and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Letter from the Fund's President
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Dear Shareholder,

As we reflect on the senseless destruction of September 11, we recognize that it will be a long road to a full recovery. Our hearts and hands go out to the families and loved ones of the victims. In the aftermath, we have seen great acts of heroism and determination, and it is those aspects of the American character that will guide our recovery.

While we have never faced this type of incident before, history shows that the American people and the U.S. financial systems will recover and endure, as they have through world wars, natural and man-made disasters, assassinations and other world-shattering events. Some investors may respond to the uncertainty by selling assets and retreating to cash, but our experience has told us to keep a steady hand and a focus on our end goals in spite of short-term turbulence. Investors rarely benefit from hasty decisions. While some may experience temporary setbacks in the quest to achieve their goals, we have confidence in the resilience of the American people and our financial markets.

At Zurich Scudder Investments, we are ready to serve you. If you feel compelled to make changes in your investment program, please guard against overreaction to help maintain the best strategy and to achieve your personal long-term goals. If you have any questions, please call us at 1-800-SCUDDER (1-800-728-3337).


Sincerely,

/s/ Lin Coughlin

Linda C. Coughlin
President
Scudder Global Fund



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                    AARP Investment Program            Scudder Class S

Web site:             aarp.scudder.com                  myScudder.com

Toll-free:             1-800-253-2277                   1-800-SCUDDER
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                                       3
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Performance Summary                                              August 31, 2001
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 Annual Average Total Returns
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Scudder Global Fund                          1-Year    3-Year   5-Year   10-Year
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Class S                                     -16.34%     5.83%    8.03%    10.00%
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MSCI World Index+                           -25.39%     3.94%    7.34%     8.89%
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Performance is historical and does not guarantee future results.

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

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 Net Asset Value and Distribution Information
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                                                       Class AARP      Class S
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Net Asset Value:
8/31/01                                                $   23.16     $   23.15
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9/11/00 (commencement of sales of Class AARP) and
8/31/00 (Class S net asset value)                      $   27.40     $   31.36
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Distribution Information
Twelve Months:
  Income Dividends
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  Capital Gains Distributions                          $    0.10     $    3.40
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 Class S Lipper Rankings -- Global Funds Category
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                                                           Number of
                                                             Funds    Percentile
Period                                     Rank             Tracked     Ranking
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1-Year                                      59      of      263          23
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3-Year                                      102     of      202          51
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5-Year                                      55      of      130          42
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10-Year                                     11      of      29           37
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Rankings/ratings are historical and do not guarantee future results. Rankings are for Class S; rankings for share classes may vary.

Source: Lipper, Inc.

--------------------------------------------------------------------------------
Growth of an Assumed $10,000 Investment
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THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

              Scudder Global
              Fund -- Class S          MSCI World Index+

1991              10000                    10000
1992              10828                    10252
1993              13172                    12445
1994              14733                    13492
1995              15839                    14602
1996              17624                    16438
1997              21736                    20105
1998              21878                    20856
1999              27234                    27752
2000              30400                    31392
2001              25933                    23427

                         Yearly periods ended August 31
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--------------------------------------------------------------------------------
 Comparative Results
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Scudder Global Fund                          1-Year    3-Year   5-Year   10-Year
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Class S            Growth of $10,000         $8,366   $11,854   $14,715  $25,933
                   -------------------------------------------------------------
                   Average annual
                   total return              -16.34%   5.83%     8.03%    10.00%
--------------------------------------------------------------------------------
MSCI World Index+  Growth of $10,000         $7,461   $11,230   $14,251  $23,427
                   -------------------------------------------------------------
                   Average annual
                   total return              -25.39%   3.94%     7.34%    8.89%
--------------------------------------------------------------------------------

Performance is historical and does not guarantee future results.

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged capitalization- weighted measure of global stock markets including the U.S., Canada, Europe, Australia and the Far East. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

On September 11, 2000, Scudder Shares were redesignated as Class S. In addition, the Fund commenced offering Class AARP. The total return information provided is for the Fund's Class S shares.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Returns and rankings may differ by share classes.

Please call (800) 728-3337 for the fund's most up-to-date performance.

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Portfolio Management Review
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Scudder Global Fund: A Team Approach to Investing

          Scudder Global Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

          Lead Portfolio Manager William E. Holzer has had day-to-day responsibility for the fund's worldwide strategy and investment themes since the fund's inception in 1986. Mr. Holzer, who has over 24 years of experience in global investing, joined the Advisor in 1980.

          Portfolio Manager Nicholas Bratt joined the Advisor in 1976 and the fund team in 1993. Mr. Bratt is the director of the Advisor's Global Equity Group.

In the following interview, Portfolio Manager William Holzer discusses Scudder Global Fund's strategy and the market environment during the twelve-month period ended August 31, 2001.

          Q: Please discuss the market environment for the global stock markets during the past year.

          A: As most investors are undoubtedly aware, most major market indices around the globe have produced poor returns over the past year and a half. Companies across many industries have struggled with slower global demand and overcapacity^1 in key industries such as technology and telecommunications. Corporate earnings have declined sharply, leading to rising layoff announcements that, in turn, have sparked concerns that consumer spending will ultimately weaken. The U.S. Federal Reserve has sought to counter these problems with aggressive interest rate cuts, but continued sluggishness in the economy has discouraged investors who expected a rapid recovery in growth.

          In Europe, the markets have been preoccupied with declining business confidence -- especially in Germany -- the lack of forceful rate cuts on the part of the European Central Bank, concerns about inflation and the decline in the euro (the continent's common currency). Contrary to investors' earlier expectations, Europe has not been able to shoulder the burden of global demand. In Japan, meanwhile, the market's early enthusiasm regarding the election of the reformer Junichiro Koizumi in April has since been tempered by a continued downturn in the country's economy. Still, we believe that the opportunity

^1 The situation that occurs when the capability of an industry or geographic area to produce supply exceeds the demand for the product(s) in question. This imbalance generally leads to falling prices.

          presented by potential restructuring^2 in Japan is huge, although the path will undoubtedly prove bumpy in the months and years ahead.

          Q: How did the fund perform during the reporting period?

          A: Scudder Global Fund has produced strong relative performance over the past year, but it has not been immune to the weakness in the global markets. During the one-year period ended August 31, 2001, the fund's S shares produced a total return of -16.34 percent.

          We understand that no investor is comfortable seeing the value of their account decline, even in the short term. However, we are encouraged by the strength of the fund's relative performance: The fund sharply outperformed the -25.39 percent return of its unmanaged benchmark -- the MSCI World Index -- during the past year, as well as the -26.11 percent average return of all funds in Lipper's Global Funds category^3. Scudder Global Fund also has outperformed the benchmark and its peers over the past five- and ten-year periods, and has received a 4-star overall Morningstar rating(TM).^4

^2 The general term for major corporate changes aimed at greater efficiency and adaptation to changing markets.

^3 Class S shares ranked 59, 102, 55 and 11 for the 1-, 3-, 5- and 10- year periods as of August 31, 2001. There were 263, 202, 130 and 29 funds, respectively, in Lipper's Global Funds category. Performance includes reinvestment of dividends and capital gains and is no guarantee of future results.

     Source: Lipper, Inc. as of August 31, 2001.

^4 Class S shares received an 4-star Overall Morningstar Rating(TM) in the international category, reflecting Morningstar ratings for the following periods as of August 31, 2001: 3-year, 3 stars; 5-year, 4 stars; 10-year, 4 stars. For these periods, there were 1308, 840 and 155 funds, respectively, in Morningstar's international category. Ratings are for the S share class only; other classes may vary. Ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's 3-, 5- and 10-year returns in excess of the 90-day T-bill and a risk factor reflecting fund performance below the 90-day T-bill. The Overall Morningstar Rating(TM) is derived from a weighted average of its applicable 3-, 5- and 10-year Morningstar rating metrics. The top 10 percent of the funds in a rating category receive 5 stars, the next 22.5 percent receive 4 stars, the next 35 percent receive 3 stars, the next 22.5 percent receive 2 stars and the bottom 10 percent receive 1 star.

    Source: Morningstar, Inc. as of August 31, 2001.

     We believe that the primary reason for the fund's outperformance over both the short and the long term is its unique investment process. In managing the fund, we look for important themes driving the global economy, and then invest in well-managed, fundamentally sound companies consistent with these themes. In a highly volatile environment, this theme-based approach has led us to emphasize companies that can benefit from trends that we believe will transcend the short-term movements of the markets. While past performance is no guarantee of future results, of course, this long-term positioning has enabled the fund to produce market-beating performance over time.

     Q: Please describe the themes you are focusing on at the present time.

     A: At present, our broad, strategic view is that the global business environment has evolved into what we call the "auction economy." In this economy, production overcapacity and the adoption of technology by corporations and individuals has created intense competition, preventing companies from raising prices. This process, in turn, has eroded corporate profitability. Even if the sharp reductions in short-term interest rates by the world's central banks enable an economy to recover, as we believe they ultimately will, it is entirely possible that the resulting growth could occur without a corresponding rebound in corporate profits. Consequently, we believe that market indices are unlikely to produce substantial returns. Within these markets, however, companies that have understood these strategic challenges will prosper. These are the companies in which we seek to invest.

     The investment themes that currently dominate the portfolio are the result of this strategic viewpoint. In a general sense, we have been looking for companies that can prosper in a time of cutthroat competition and low inflation. More specifically, these companies can be grouped into several categories:

     Virtual Corporations (5.4 percent of assets as of August 31): "Virtual corporations" are those that derive profits from activities that do not require substantial investment in hard assets, and instead exploit intellectual capital. We believe that this business model is highly attractive in an auction economy. A good example of such a company is a biotechnology firm that generates royalties on products created through its research and development efforts, but subcontracts the costly processes of manufacturing and distribution. As this biotech firm would leverage its knowledge in this example, some firms leverage their brands, while others use technology to create new auction markets for goods and services that were previously exchanged on a negotiated basis. Stocks the fund holds in this area include eBay, Electronic Arts, Sabre and Genzyme.

     Scale Subcontractors (19.5 percent): The existence of Virtual Corporations effectively relegates other business models to subcontractor status. Scale Subcontractors are the companies whose size and balance sheet strength allow them to take advantage of the auction economy by lowering their profit margins to gain market share. We believe that most industrial sectors will be dominated increasingly by one or two giant companies. We seek to identify these long-term survivors, while at the same time avoiding companies that we believe will suffer earnings declines as business is taken away by their competitors. Example of companies that we think will emerge as the winners of this process are Lockheed Martin in defense/aerospace, Electronic Data Systems and IBM in information technology and services, and Aventis and GlaxoSmithKline in pharmaceuticals.

     Ultimate Subcontractors (23.1 percent): These are subcontractor-status companies, such as the producers of raw materials, that are unable to pass costs along to others. In these industries, a lack of new investment over the past decade has led companies to cope with the auction economy by reducing production capacity and seeking merger partners. Regardless of the level of economic activity, the longer-term outcome of lower capacity is reduced supply, which can drive up prices and thereby boost the profits of the survivors. As a result, we have established a position in the mining and oil/gas sectors, where the fund holds companies such as Rio Tinto PLC (mining), Newmont Mining (precious metals), Amerada Hess (oil/gas) and Alcan (aluminum).

     New Annuities (21.0 percent): The aging of the soon-to-retire baby boom generation is increasing the demand for investments that offer relatively stable, annuity-like returns. We believe that returns of this type become more valuable in the auction economy, where profits are being eroded. Further, we believe the markets are beginning to favor companies that hold long-lived assets with annuity-like characteristics, such as infrastructure or media assets. Companies the fund holds in this sector include Canadian National Railway and AOL Time Warner (media).

     Japanese Restructuring (9.8 percent): This theme focuses on Japanese companies that must undergo meaningful restructuring in order to survive. Changes designed to achieve greater efficiency and global competitiveness are essential for corporations in the heavily regulated Japanese economy. Investing in Japan is not without risk, but we believe that the risk is more than compensated for by the substantial upside offered by such companies.

     The portfolio is rounded out by the themes called Deflation Beneficiaries (12.4 percent) -- investments that can perform well in an environment of falling prices -- and European Consumer (2.3 percent), which focuses on companies that stand to benefit from rising employment, lower taxes and lower inflation in Europe.

     Q: What is your outlook for the months ahead?

     A: It is difficult to predict how the economy will perform and when -- and to what extent -- the global stock markets will recover. We believe that in an environment as uncertain as that which we currently face, an approach that is grounded in long-term themes and fundamental company research will prove valuable. Although our style will not always prevent us from investing in companies whose stocks do not perform well, we believe that over time our approach will provide steady returns for the fund's shareholders.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary                                                August 31, 2001
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 Geographical (Excludes Cash Equivalents)               8/31/01        8/31/00
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United States and Canada                                   46%            39%
Europe                                                     35%            36%
Japan                                                      12%            16%
Pacific Basin                                               4%             5%
Africa                                                      2%             3%
Latin America                                               1%             1%
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                                                          100%           100%
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 Sector Diversification (Excludes Cash Equivalents)     8/31/01        8/31/00
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Financial                                                  16%            12%
Energy                                                     14%            13%
Metals and Minerals                                        13%            12%
Manufacturing                                              11%            12%
Health                                                      9%             6%
Utilities                                                   6%             7%
Communications                                              5%             8%
Service Industries                                          5%             0%
Technology                                                  5%            10%
Other                                                      16%            20%
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                                                          100%           100%
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Geographical and sector diversification are subject to change.

--------------------------------------------------------------------------------
 Ten Largest Equity Holdings at August 31, 2001* (16% of Portfolio)
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 1. Rio Tinto PLC                                                          1.9%
    Operator of a mining, manufacturing and development company in the
    United Kingdom
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 2. Aventis SA                                                             1.9%
    Manufacturer of life science products in France
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 3. Shell Transport & Trading PLC                                          1.8%
    Provider of oil in the United Kingdom
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 4. Conoco, Inc.                                                           1.6%
    Explorer of crude oil, natural gas and natural gas liquids in the
    United States
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 5. Electronic Data Systems Corp.                                          1.5%
    Provider of information technology systems in the United States
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 6. WMC Ltd.                                                               1.5%
    Developer of mineral products in Australia
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 7. Barrick Gold Corp.                                                     1.5%
    Explorer and producer of gold in North and South America
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 8. Exelon Corp.                                                           1.5%
    Distributor of electricity and gas in the United States
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 9. BOC Group PLC                                                          1.4%
    Provider of chemical products in the United Kingdom
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10. Exxon Mobil Corp.                                                      1.4%
    Provider of oil in the United States
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* Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

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Investment Portfolio                                       as of August 31, 2001
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                                                      Shares           Value ($)
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 Common Stocks 91.7%
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Australia 2.5%
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BHP Billiton Ltd. (Producer of petroleum,
  mineral and steel products)                        2,439,968      12,062,698

WMC Ltd. (Developer of mineral products)             4,184,851      18,506,923
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                                                                    30,569,621
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Bermuda 0.2%
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XL Capital Ltd. "A" (Provider of insurance
  services)                                             23,600       1,958,797
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Brazil 0.9%
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Aracruz Celulose SA (ADR) "B" (pfd.) (Producer
  of eucalyptus kraft pulp)                            659,150      11,304,423
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Canada 6.1%
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Alberta Energy Co., Ltd. (Producer of oil and
  gas)                                                  99,600       3,358,134
Alcan, Inc. (Manufacturer of aluminum and
  finished products)                                   411,992      15,007,387
BCE, Inc. (Provider of telecommunication
  services)                                            559,419      13,825,739
Barrick Gold Corp. (Explorer and producer of
  gold in North and South America)                   1,141,500      18,286,830
Canadian National Railway Co. (Operator of
  railroads in Canada)                                 288,700      12,554,361
Manulife Financial Corp. (Provider of financial
  services)                                            423,900      12,473,279
--------------------------------------------------------------------------------
                                                                    75,505,730
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China 0.2%
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American Standard China "B"* (Producer of
  plumbing products) (b)                                   526       2,313,080
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France 6.8%
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Aventis SA (Manufacturer of life science
  products)                                            314,409      23,077,584
Compagnie de Saint-Gobain (Manufacturer of
  glass)                                                51,782       7,979,304
Eurotunnel SA* (Designer of the tunnel that runs
  under the English Channel)                         9,912,216(e)    9,399,475
STMicroelectronics NV (Manufacturer of
  semiconductor integrated circuits)                   260,546       7,958,454
Suez SA (Builder of water treatment plants)            469,280      16,045,853
Vinci SA (Builder of roads and provider of
  engineering and construction services)               117,551       7,481,372
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                      Shares           Value ($)
--------------------------------------------------------------------------------
Vivendi Universal SA (Operator of music,               218,684      12,003,641
  television, film and telecommunications
  businesses)
--------------------------------------------------------------------------------
                                                                    83,945,683
--------------------------------------------------------------------------------
Germany 7.8%
--------------------------------------------------------------------------------
Bayer AG (Producer of chemical products)               394,143      12,650,158
Deutsche Lufthansa AG (Operator of international
  airline services)                                    227,121       3,603,346
Deutsche Post AG (Provider of mail delivery
  services)                                            401,138       5,961,848
E.On AG (Distributor of oil and chemicals)             218,374      12,006,536
Heidelberger Druckmaschinen AG (Manufacturer of
  commercial printing presses)                          46,651       2,352,261
Karstadt AG (Operator of department stores)            337,165      11,528,512
Man AG (Operator of a commodities trading
  company)                                             165,337       3,723,630
Metro AG (Operator of building, clothing,
  electronic and food stores)                          309,674      12,423,870
Muenchener Rueckversicherungs-Gesellschaft AG
  (Registered) (Operator of an insurance
  company)                                              47,949      13,832,973
ProSiebenSat.1Media AG (pfd.) (Producer and
  broadcaster of television programming)               380,814       4,010,462
RWE AG (Provider of various energy sources)             29,967       1,265,097
Schering AG (Producer of pharmaceuticals and
  industrial chemicals)                                269,976      14,068,276
--------------------------------------------------------------------------------
                                                                    97,426,969
--------------------------------------------------------------------------------
Hong Kong 0.8%
--------------------------------------------------------------------------------
Bank of East Asia (Provider of banking services)     1,764,800       4,027,493
China Mobile Ltd.* (Provider of cellular
  telecommunication services)                        1,746,000       5,450,829
--------------------------------------------------------------------------------
                                                                     9,478,322
--------------------------------------------------------------------------------
Italy 0.8%
--------------------------------------------------------------------------------
Mediobanca SpA (Provider of medium- and
  long-term business loans and credit)                 841,900      10,301,786
--------------------------------------------------------------------------------
Japan 12.0%
--------------------------------------------------------------------------------
Canon, Inc. (Producer of visual image and
  information equipment)                               267,000       8,044,605
Chugai Pharmaceutical Co., Ltd. (Producer of
  pharmaceuticals)                                     687,000      11,083,816
Daiwa Securities Group, Inc. (Provider of
  brokerage and other financial services)              736,000       6,231,409
--------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

                                                      Shares           Value ($)
--------------------------------------------------------------------------------
Fujitsu, Ltd. (Manufacturer of computers)              332,000       3,322,235
Matsushita Electric Industrial Co., Ltd.
  (Manufacturer of consumer electronic products)       285,000       4,327,049
Mitsubishi Estate Co., Ltd. (Provider of real
  estate services)                                   1,346,000      15,168,271
Mitsui & Co., Ltd. (Operator of general trading
  company)                                             446,000       3,074,179
Mitsui Fudosan Co., Ltd. (Provider of real
  estate services)                                   1,262,000      14,179,179
NEC Corp. (Manufacturer of telecommunication and
  computer equipment)                                  250,000       3,052,937
NTT DoCoMo, Inc. (Provider of various
  telecommunication services and equipment)                563       6,917,859
Nikko Securities Co., Ltd. (Provider of broker
  and dealer services)                                 549,000       3,640,902
Nippon Telegraph & Telephone Corp. (Provider of
  telecommunication services)                            1,302       5,917,186
Nomura Securities Co., Ltd. (Provider of
  financial services)                                  545,000       9,265,275
Sankyo Co., Ltd. (Manufacturer of
  pharmaceuticals)                                     438,800       9,047,803
Sony Corp. (Manufacturer of consumer electronic
  products)                                            140,000       6,232,957
Sumitomo Bank, Ltd. (Provider of banking
  services)                                          1,332,800      10,880,458
Teijin, Ltd. (Manufacturer of polyester
  products)                                          2,773,000      12,299,032
Toshiba Corp. (Manufacturer of general
  electronics)                                       1,382,000       7,083,302
Yamanouchi Pharmaceutical Co., Ltd.
  (Manufacturer of a wide variety of
  pharmaceuticals)                                     366,000       8,732,621
--------------------------------------------------------------------------------
                                                                   148,501,075
--------------------------------------------------------------------------------
Korea 0.8%
--------------------------------------------------------------------------------
Korea Electric Power Corp. (Operator of an
  electric utility company)                            559,940       9,908,313
--------------------------------------------------------------------------------
Peru 0.1%
--------------------------------------------------------------------------------
Compania de Minas Buenaventura SA (ADR) "B"
  (Explorer for gold, silver, zinc and other
  metals)                                               80,000       1,535,200
--------------------------------------------------------------------------------
South Africa 1.8%
--------------------------------------------------------------------------------
Anglo American Platinum Corp., Ltd. (ADR)
  (Producer of platinum)                               266,551      10,283,538
Impala Platinum Holdings Ltd. (ADR) (Miner of
   platinum)                                           288,800      12,545,472
--------------------------------------------------------------------------------
                                                                    22,829,010
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                      Shares           Value ($)
--------------------------------------------------------------------------------
Switzerland 1.9%
--------------------------------------------------------------------------------
Holcim Ltd. "B" (Producer of building materials)        20,380       4,228,724
Roche Holding AG (Developer of pharmaceutical
  and chemical products)                               132,462       9,520,183
Serono SA "B" (Developer and marketer of
  biotechnology products)                                5,400       4,975,522
Syngenta AG (Registered)* (Producer of seeds and
  chemicals for crop protection)                        91,956       4,825,381
--------------------------------------------------------------------------------
                                                                    23,549,810
--------------------------------------------------------------------------------
United Kingdom 12.8%
--------------------------------------------------------------------------------
ARM Holdings PLC* (Designer of RISC
  microprocessors and related technology)              436,655       1,761,324
BOC Group PLC (Producer of chemical products)        1,199,155      17,898,644
EMI Group PLC (Producer of music recording)          1,072,678       6,404,337
GlaxoSmithKline PLC (Developer of vaccines,
  health related consumer products,
  prescriptions and OTC medicines)                     567,221      15,099,043
Great Universal Stores PLC "A" (Operator of
  catalog home shopping, retailing, finance and
  property investment services)                      1,423,136      12,506,754
National Grid Group PLC (Owner and operator of
  electric transmission systems)                     2,194,137      14,985,027
Railtrack Group PLC (Operator of railway
  infrastructure)                                    1,954,775       9,165,868
Reuters Group PLC (Provider of international
  news and information)                              1,333,350      15,086,417
Rio Tinto PLC (Operator of a mining,
  manufacturing and development company)             1,325,474      23,933,920
Royal & Sun Alliance Insurance Group PLC
  (Operator of a multi-line insurance holding
  company)                                           1,523,738      10,628,372
Shell Transport & Trading PLC (Provider of oil
  internationally)                                   2,721,863      22,513,112
Vodafone Group PLC (Provider of mobile
  telecommunication services)                        4,384,531       8,779,035
--------------------------------------------------------------------------------
                                                                   158,761,853
--------------------------------------------------------------------------------
United States 36.2%
--------------------------------------------------------------------------------
Alexion Pharmaceuticals, Inc.* (Developer of
  immunoregulatory compounds)                           41,300         778,505
Allegheny Energy, Inc. (Holder with interest in
  electric utility companies)                          219,000       9,653,520
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                      Shares           Value ($)
--------------------------------------------------------------------------------
Allstate Corp. (Provider of property, liability
  and life insurance)                                  235,300       7,983,729
Amerada Hess Corp. (Explorer and producer of
  crude oil and natural gas)                           212,100      16,482,291
American Home Products Corp. (Manufacturer and
  retailer of pharmaceuticals and consumer
  health care products)                                264,300      14,800,800
Anadarko Petroleum Corp. (Explorer and producer
  of crude oil and natural gas)                        330,400      17,098,200
AOL Time Warner, Inc.* (Deliverer of
  entertainment, news and Internet brands)             277,500      10,364,625
AT&T Corp.* (Provider of telecommunications
  services)                                            695,600      13,244,224
Boston Properties, Inc. (REIT) (Developer of
  commercial and industrial real estate)               401,100      15,803,340
Burlington Resources, Inc. (Explorer and
  producer of crude oil and natural gas)               325,800      12,380,400
Chubb Corp. (Provider of property and casualty
  insurance services)                                  186,943      12,618,653
Comcast Corp. "A"* (Provider of cable
  television, sound and telecommunications
  systems)                                             321,800      11,787,534
Conoco, Inc. "A" (Explorer of crude oil, natural
  gas and natural gas liquids)                         683,600      20,268,740
eBay, Inc.* (Provider of online auction
  services)                                             21,300       1,197,699
Edison International (Holder for electric
  utility company)                                     812,600      11,059,486
Electronic Arts, Inc.* (Developer and marketer
  of entertainment software)                            95,500       5,511,305
Electronic Data Systems Corp. (Provider of
  information technology systems)                      323,200      19,062,336
EMC Corp.* (Provider of enterprise storage
  systems, software, networks and services)            170,300       2,632,838
Equity Residential Properties Trust (REIT)
  (Operator of multifamily properties containing
  apartments)                                          254,700      15,004,377
Exelon Corp. (Distributor of electricity and
  gas)                                                 331,675      18,109,455
Exxon Mobil Corp. (Provider of oil
  internationally)                                     441,000      17,706,150
Genzyme Corp.* (General Division) (Operator of
  diversified, integrated human health care
  company)                                              69,200       3,919,488
Human Genome Sciences, Inc.* (Licenser of a
  proprietary database of genes and partial gene
  sequences to pharmaceutical companies)               149,700       6,718,536
Immunex Corp.* (Developer of biopharmaceutical
  products)                                            794,400      13,806,672
Intel Corp. (Designer, manufacturer and seller
  of computer components and related products)         145,600       4,070,976
--------------------------------------------------------------------------------


 The accompanying notes are an integral part of the financial statements.

                                                      Shares           Value ($)
--------------------------------------------------------------------------------
International Business Machines Corp.
  (Manufacturer of computers and servicer of
  information processing units)                        118,580      11,858,000
International Paper Co. (Manufacturer of paper,
  pulp and wood products)                              317,400      12,734,088
KPMG Consulting, Inc.* (Provider of various
  business strategies)                                 381,400       5,618,022
Liberty Media Corp "A" (Owner of interests in
  video programming, communications and Internet
  businesses)                                        1,029,504      15,648,461
Lockheed Martin Corp. (Manufacturer of aircraft,
  missiles and space equipment)                        402,500      16,043,650
Newmont Mining Corp. (Explorer and miner of gold
  internationally)                                     528,200      10,954,868
Parametric Technology Corp.* (Producer of
  mechanical design software)                          263,200       1,918,728
Phillips Petroleum Co. (Explorer, producer and
  refiner of petroleum)                                283,400      16,295,500
Sabre Group Holdings, Inc. "A"* (Provider of
  online travel reservation capabilities)              296,400      12,502,152
St. Paul Companies, Inc. (Provider of insurance
  products and services)                               214,300       9,007,029
Stillwater Mining Co.* (Explorer of platinum and
  palladium mining products)                           550,750      14,429,650
Unocal Corp. (Explorer and producer of oil and
  gas)                                                 329,000      11,613,700
UnumProvident Corp. (Provider of group
  disability and special risk insurance)               459,700      12,880,794
USEC, Inc. (Provider of enriched uranium
  products and services)                             1,795,300      13,105,690
Viacom, Inc. "B"* (Provider of a wide range of
  entertainment and communication services)             87,200       3,697,280
--------------------------------------------------------------------------------
                                                                   450,371,491
--------------------------------------------------------------------------------
Total Common Stocks (Cost $1,123,118,146)                        1,138,261,163
--------------------------------------------------------------------------------


                                                    Principal
                                                     Amount ($) (c)  Value ($)
--------------------------------------------------------------------------------
 Participating Loan Notes 0.4%
Luxembourg
--------------------------------------------------------------------------------
Eurotunnel Finance Ltd., Step-up Coupon, 1.0% to
  12/31/2005, 1.0% plus 26.45% of net available
  cash flows to 4/30/2040 (Cost $6,587,905)              4,917(d)    5,581,733
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                    Principal
                                                     Amount ($) (c)  Value ($)
--------------------------------------------------------------------------------
 U.S. Treasury Obligations 2.7%
--------------------------------------------------------------------------------
United States
--------------------------------------------------------------------------------
U.S. Treasury Notes, 5.25%, 5/15/2004 (Cost
  $32,494,148)                                      31,950,000      33,028,313
--------------------------------------------------------------------------------
 Foreign Bond Non-U.S.$ Denominated 3.8%
--------------------------------------------------------------------------------
Germany
--------------------------------------------------------------------------------
Bundesobligation, 5.0%, 2/17/2006,
  (Cost $47,156,335)                            EUR 50,200,000      47,139,569
--------------------------------------------------------------------------------
 Repurchase Agreements 1.4%
--------------------------------------------------------------------------------
Salomon Smith Barney, 3.65% to be repurchased at
  $17,568,123 on 9/4/2001 (Cost $17,561,000)**      17,561,000      17,561,000
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $1,226,917,534) (a)   1,241,571,778
--------------------------------------------------------------------------------

*    Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury and Government agency securities.

(a) The cost for federal income tax purposes was $1,232,689,229. At August 31, 2001, net unrealized appreciation for all securities based on tax cost was $8,882,549. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $178,719,579 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $169,837,030.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $2,313,080 (0.19% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at August 31, 2001 aggregated $5,260,000. These securities may also have certain restrictions as to resale.

(c)  Principal amount stated in U.S. dollars unless otherwise noted.

(d) Represents number of contracts. Each contract equals a nominal value of EUR 2,931.

(e)  Represents number of units.

Currency Abbreviation
-------------------------
EUR          Euro
-------------------------


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Statement of Assets and Liabilities as of August 31, 2001
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $1,226,917,534)       $ 1,241,571,778
--------------------------------------------------------------------------------
Foreign currency, at value (cost $5,371,893)                          5,420,010
--------------------------------------------------------------------------------
Receivable for investments sold                                         474,559
--------------------------------------------------------------------------------
Dividends receivable                                                  3,385,803
--------------------------------------------------------------------------------
Interest receivable                                                   2,900,883
--------------------------------------------------------------------------------
Receivable for Fund shares sold                                       6,388,654
--------------------------------------------------------------------------------
Foreign taxes recoverable                                             1,011,429
--------------------------------------------------------------------------------
Total assets                                                      1,261,153,116
--------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------
Due to custodian bank                                                    16,308
--------------------------------------------------------------------------------
Payable for investments purchased                                     1,060,904
--------------------------------------------------------------------------------
Payable for Fund shares redeemed                                      1,690,476
--------------------------------------------------------------------------------
Unrealized depreciation on forward foreign currency exchange
contracts                                                             4,817,679
--------------------------------------------------------------------------------
Accrued management fee                                                1,145,892
--------------------------------------------------------------------------------
Other accrued expenses and payables                                     411,578
--------------------------------------------------------------------------------
Total liabilities                                                     9,142,837
--------------------------------------------------------------------------------
Net assets, at value                                            $ 1,252,010,279
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income                                  27,524,560
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
  Investments                                                        14,654,244
--------------------------------------------------------------------------------
  Foreign currency related transactions                              (4,762,866)
--------------------------------------------------------------------------------
Accumulated net realized gain (loss)                                (11,859,711)
--------------------------------------------------------------------------------
Paid-in capital                                                   1,226,454,052
--------------------------------------------------------------------------------
Net assets, at value                                            $ 1,252,010,279
--------------------------------------------------------------------------------


  The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities as of August 31, 2001 (continued)
--------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------
Class AARP

Net Asset Value, offering and redemption price per share
($126,116,773 / 5,445,987 shares of capital stock outstanding,
$.01 par value, 100,000,000 shares authorized)                   $         23.16
--------------------------------------------------------------------------------
Class S

Net Asset Value, offering and redemption price per share
($1,089,850,775 / 47,077,871 shares of capital stock outstanding,
$.01 par value, 100,000,000 shares authorized)                   $         23.15
--------------------------------------------------------------------------------
Class A

Net Asset Value and redemption price per share
($18,344,085 / 792,705 shares of capital stock outstanding, $.01
par value, 50,000,000 shares authorized)                         $         23.14
--------------------------------------------------------------------------------
Maximum offering price per share (100 / 94.25 of $23.14)         $         24.55
--------------------------------------------------------------------------------
Class B

Net Asset Value, offering and redemption price per share
(subject to contingent deferred sales charge) ($12,995,913 /
562,506 shares of capital stock outstanding, $.01 par value,
50,000,000 shares authorized)                                    $         23.10
--------------------------------------------------------------------------------
Class C

Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($4,702,733 / 203,565 shares of capital stock outstanding, $.01 par value, 20,000,000 shares
authorized)                                                      $         23.10
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Statement of Operations for the year ended August 31, 2001
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $1,654,202)         $    26,570,891
--------------------------------------------------------------------------------
Interest                                                              4,407,836
--------------------------------------------------------------------------------
Total Income                                                         30,978,727
--------------------------------------------------------------------------------
Expenses:
Management fee                                                       13,563,178
--------------------------------------------------------------------------------
Administrative fee                                                    5,110,182
--------------------------------------------------------------------------------
Services to shareholders                                                196,246
--------------------------------------------------------------------------------
Custodian and accounting fees                                            40,162
--------------------------------------------------------------------------------
Distribution service fee                                                 46,035
--------------------------------------------------------------------------------
Auditing                                                                 35,220
--------------------------------------------------------------------------------
Directors' fees and expenses                                             34,841
--------------------------------------------------------------------------------
Reports to shareholders                                                  24,363
--------------------------------------------------------------------------------
Registration fees                                                        15,842
--------------------------------------------------------------------------------
Other                                                                    85,480
--------------------------------------------------------------------------------
Total expenses                                                       19,151,549
--------------------------------------------------------------------------------
Net investment income (loss)                                         11,827,178
--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investment Transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments                                                          (8,661,451)
--------------------------------------------------------------------------------
Foreign currency related transactions (net of CPMF tax of $28,993)   20,629,228
--------------------------------------------------------------------------------
                                                                     11,967,777
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                        (277,661,414)
--------------------------------------------------------------------------------

Foreign currency related transactions                                (1,954,865)
--------------------------------------------------------------------------------

                                                                   (279,616,279)
--------------------------------------------------------------------------------

Net gain (loss) on investment transactions                         (267,648,502)
--------------------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations  $ (255,821,324)
--------------------------------------------------------------------------------




    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                      Years Ended August 31,

Increase (Decrease) in Net Assets                     2001             2000
--------------------------------------------------------------------------------
Operations:

Net investment income (loss)                   $    11,827,178  $    26,771,890
--------------------------------------------------------------------------------
Net realized gain (loss) on investment
transactions                                        11,967,777      251,135,952
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on
investment transactions during the period         (279,616,279)     (67,923,786)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                   (255,821,324)     209,984,056
--------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income:
  Class AARP                                          (323,058)              --
--------------------------------------------------------------------------------
  Class S                                          (12,146,214)      (9,511,923)
--------------------------------------------------------------------------------
Net realized gains:
  Class AARP                                          (608,399)              --
--------------------------------------------------------------------------------
  Class S                                         (166,172,931)    (190,452,234)
--------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                        1,278,950,089      962,348,630
--------------------------------------------------------------------------------
Net assets acquired in tax-free reorganizations    216,231,800               --
--------------------------------------------------------------------------------
Reinvestment of distributions                      170,963,163      189,689,074
--------------------------------------------------------------------------------
Cost of shares redeemed                         (1,530,947,040)  (1,162,690,488)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
share transactions                                 135,198,012      (10,652,784)
--------------------------------------------------------------------------------
Increase (decrease) in net assets                 (299,873,914)        (632,885)
--------------------------------------------------------------------------------
Net assets at beginning of period                1,551,884,193    1,552,517,078
--------------------------------------------------------------------------------
Net assets at end of period (including
undistributed net investment income of
$27,524,560 and $11,590,829, respectively)     $ 1,252,010,279  $ 1,551,884,193
--------------------------------------------------------------------------------



 The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

Class AARP

--------------------------------------------------------------------------------
                                                                          2001^a
--------------------------------------------------------------------------------
Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                   $27.40
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                          .22
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions    (4.31)
--------------------------------------------------------------------------------
  Total from investment operations                                      (4.09)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                  (.05)
--------------------------------------------------------------------------------
  Net realized gains on investment transactions                          (.10)
--------------------------------------------------------------------------------
  Total distributions                                                    (.15)
--------------------------------------------------------------------------------
Net asset value, end of period                                         $23.16
--------------------------------------------------------------------------------
Total Return (%)                                                       (14.99)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                    126
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                    1.30^c*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 .90*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                40
--------------------------------------------------------------------------------

^a For the period from September 11, 2000 (commencement of sales of Class AARP shares) to August 31, 2001.

^b   Based on average shares outstanding during the period.

^c The ratio of operating expenses includes a one-time reduction in reorganization costs from fiscal 2000. This ratio without this reduction was 1.34%.

*    Annualized

**   Not annualized

Class S^(a)

--------------------------------------------------------------------------------
                                  2001^c  2000^c   1999^d  1999^e  1998^e 1997^e
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of
period                           $31.36  $31.25  $31.30   $32.41  $33.67 $28.73
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^b    .21     .53^g   .02      .23     .38    .17
--------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                    (4.77)   3.69    (.07)    1.82    3.82   6.58
--------------------------------------------------------------------------------
  Total from investment
  operations                      (4.56)   4.22    (.05)    2.05    4.20   6.75
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.25)   (.20)     --     (.55)   (.88)  (.28)
--------------------------------------------------------------------------------
  Net realized gains on
  investment transactions         (3.40)  (3.91)     --    (2.61)  (4.58) (1.53)
--------------------------------------------------------------------------------
  Total distributions             (3.65)  (4.11)     --    (3.16)  (5.46) (1.81)
--------------------------------------------------------------------------------
Net asset value, end of period   $23.15  $31.36  $31.25   $31.30  $32.41 $33.67
--------------------------------------------------------------------------------
Total Return (%)                 (16.34)  13.83    (.16)**  7.18   14.93  24.91
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period
($ millions)                      1,090   1,552   1,553    1,610   1,766  1,604
--------------------------------------------------------------------------------
Ratio of expenses (%)              1.34^h  1.33^f  1.36*    1.35    1.34   1.37
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                          .86    1.71^g   .44*     .79    1.19    .59
--------------------------------------------------------------------------------
Portfolio turnover rate (%)          40      60      29*      70      51     41
--------------------------------------------------------------------------------

^a On September 11, 2000, existing shares of the Fund were redesignated as Class S.

^b   Based on average shares outstanding during the period.

^c   For the years ended August 31.

^d For the two months ended August 31, 1999. On June 7, 1999, the Fund changed its fiscal year end from June 30 to August 31.

^e   For the years ended June 30.

^f The ratio of operating expenses excluding costs incurred in connection with the reorganization was 1.32% (see Notes to Financial Statements).

^g Net investment income per share includes non-recurring dividend income amounting to $.29 per share; the ratio of net investment income excluding the non-recurring dividend is .77%.

^h The ratio of operating expenses includes a one-time reduction in reorganization costs from fiscal 2000. This ratio without this reduction was 1.34%.

*    Annualized

**   Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Global Fund (the "Fund") is a diversified series of Global/International Fund, Inc., (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares. On September 11, 2000, the Fund commenced offering Class AARP and existing shares of the Fund were redesignated as Class S. On June 18, 2001 the Fund commenced offering Class A, B and C shares. These classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. After December 29, 2000, Class S shares are generally not available to new investors. Certain detailed information for the Class A, B and C shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes, except that each class bears certain expenses unique to that class such as distribution fees, service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain
(loss) is realized on the settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

From November 1, 2000 through August 31, 2001, the Fund incurred approximately $13,879,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending August 31, 2002.

The Fund was subject to a 0.30% Contribuicao Provisoria sobre Movimentacao Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market until March 17, 2001. Effective March 18, 2001, the CPMF tax is 0.38%.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of Fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America.

These differences primarily relate to investments in foreign denominated investments, forward contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended August 31, 2001, purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $545,704,265 and $757,398,856, respectively. Purchase and sales of U.S. Government obligations aggregated $63,858,117 and $31,406,118, respectively.

C. Related Parties

As described in Note F, Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), formerly Scudder Kemper Investments, Inc., initiated a restructuring program. As part of this reorganization, the Fund adopted a new Investment Management Agreement and entered into an Administrative Agreement. Both of these agreements were effective September 11, 2000. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Agreement") with ZSI, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement was equal to an annual rate of 1% of the first $500,000,000 of average daily net assets, 0.95% of the next $500,000,000 of such net assets, 0.90% of the next $500,000,000 of such net assets and 0.85% on such net assets in excess of $1,500,000,000, computed and accrued daily and payable monthly.

Effective September 11, 2000, the Fund, as approved by the Fund's Board of Directors, adopted a new Investment Management Agreement (the "Management Agreement") with ZSI. The Management Agreement is identical to the pre-existing Agreement, except for the dates of execution and termination and fee rate. The management fee payable under the Management Agreement is equal to an annual rate of 1% of the first $500,000,000 of average daily net assets, 0.95% of the next $500,000,000 of such net assets, 0.90% of the next $500,000,000 of such net assets, 0.85% of the next $500,000,000 of such net assets and 0.80% on such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly. For the year ended August 31, 2001, the fee pursuant to the Agreement and the Management Agreement aggregated $13,563,178, which was equivalent to an annual effective rate of 0.96% of the Fund's average daily net assets.

Administrative Fee. Effective September 11, 2000, the Fund, as approved by the Fund's Board of Directors, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement, the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.375% of average daily net assets for Class AARP and S shares and 0.40%, 0.45% and 0.425% of average daily net assets for Class A, B and C shares, respectively, computed and accrued daily and payable monthly. As of the effective date of the Administrative Agreement, each service provider will continue to provide the services that it previously provided to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal), under the current arrangements, except that ZSI pays these entities for the provision of their services to the Fund and pays most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the period from September 11, 2000 through August 31, 2001, the Administrative Fee was as follows:


                                                       Total        Unpaid at
Administrative Fee                                  Aggregated   August 31, 2001
--------------------------------------------------------------------------------
Class AARP                                      $       541,923  $        40,296
--------------------------------------------------------------------------------
Class S                                               4,635,061          346,470
--------------------------------------------------------------------------------
Class A                                                  14,220            5,994
--------------------------------------------------------------------------------
Class B                                                  12,289            5,180
--------------------------------------------------------------------------------
Class C                                                   4,181            1,760
--------------------------------------------------------------------------------
                                                $     5,207,674  $       399,700
--------------------------------------------------------------------------------

In addition, a one-time reduction of certain costs incurred in connection with the reorganization in fiscal 2000 amounting to $51,256 on Class AARP and $46,236 on Class S is included in the Administrative Fee on the Statement of Operations.

Service Provider Fees. Scudder Investments Service Company ("SISC"), formerly Kemper Service Company, an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund's Class A, B, and C shares. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Class S and AARP shares. Prior to September 11, 2000, the amount charged to Class S shares of the Fund by SSC aggregated $51,184.

Scudder Trust Company ("STC"), a subsidiary of the Advisor, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Class S shares of the Fund. Prior to September 11, 2000, the amount charged to the Class S shares of the Fund by STC aggregated $76,000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Prior to September 11, 2000, the amount charged to the Fund by SFAC aggregated $36,085.

Effective September 11, 2000, the above fees are paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), formerly Kemper Distributors, Inc., a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period June 18, 2001 (commencement of sales) through August 31, 2001, the Distribution Fee was as follows:

                                                  Total              Unpaid at
Distribution Fee                                Aggregated       August 31, 2001
--------------------------------------------------------------------------------
Class B                                         $        20,482  $         8,633
--------------------------------------------------------------------------------
Class C                                                   7,379            3,106
--------------------------------------------------------------------------------
                                                $        27,861  $        11,739
--------------------------------------------------------------------------------

Effective June 18, 2001, in accordance with an amended and restated Distribution Service Agreement, SDI provides information and administrative services ("Service Fee") to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of shareholder accounts the firms service. For the period June 18, 2001 (commencement of sales) through August 31, 2001, the Service Fee was as follows:

                                                Total              Unpaid at
Service Fee                                   Aggregated        August  31, 2001
--------------------------------------------------------------------------------
Class A                                         $         8,887  $         3,968
--------------------------------------------------------------------------------
Class B                                                   6,827            2,878
--------------------------------------------------------------------------------
Class C                                                   2,460            1,035
--------------------------------------------------------------------------------
                                                $        18,174  $         7,881
--------------------------------------------------------------------------------

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the period June 18, 2001 (commencement of sales) through August 31, 2001 aggregated $360.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the period June 18, 2001 (commencement of sales) to August 31, 2001, the CDSC for Class B and C shares was $6,516 and $100, respectively.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor an annual retainer, plus specified amounts for attended board and committee meetings. For the year ended August 31, 2001 Directors' fees and expenses aggregated $34,841.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from ZSI. Effective September 11, 2000, the Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by ZSI. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Forward Commitments

As of August 31, 2001, the Fund had entered into the following forward foreign currency exchange contract:

                                                              Net Unrealized
                                                                Appreciation
                                                  Settlement   (Depreciation)
Contracts to Deliver            In Exchange For      Date           (USD)
--------------------------------------------------------------------------------
JPY 12,152,570,698                     USD 97,722,468   10/1/01   (4,817,679)
--------------------------------------------------------------------------------

E. Line of Credit

The Fund and several affiliated funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Reorganization

ZSI initiated a restructuring program to reorganize and combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an Administrative Fee covering the provision of most of the services paid for by the affected funds. Costs incurred in connection with this restructuring initiative were borne jointly by ZSI and certain of the affected funds.

G. Acquisition of Assets

On September 11, 2000, the Fund acquired all of the net assets of AARP Global Growth Fund pursuant to a plan of reorganization approved by shareholders of the Fund on July 17, 2000. The acquisition was accomplished by a tax-free exchange of 6,585,535 shares of the Fund for 9,527,105 shares of AARP Global Growth Fund outstanding on September 11, 2000. AARP Global Growth Fund's net assets at that date ($180,443,657), including $19,125,435 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,515,022,328. The combined net assets of the Fund immediately following the acquisition were $1,695,465,985.

In addition, on June 18, 2001, the Fund acquired all of the net assets of Kemper Global Blue Chip Fund pursuant to a plan of reorganization approved by shareholders on May 24, 2001. The acquisition was accomplished by a tax-free exchange of 711,048 Class A shares, 549,897 Class B shares and 195,056 Class C shares of the Fund, respectively, for 1,530,434 Class A shares, 1,224,762 Class B shares and 433,339 Class C shares of Kemper Global Blue Chip Fund, respectively, outstanding on June 18, 2001. Kemper Global Blue Chip Fund's net assets at that date ($35,788,143), including $527,898 of net unrealized appreciation, were combined with those of the Fund. The aggregate nets assets of the Fund immediately before the acquisition were $1,322,559,552. The combined net assets of the Fund immediately following the acquisition were $1,358,347,695.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:


                    Year Ended August 31, 2001      Year Ended August 31, 2000
--------------------------------------------------------------------------------
                      Shares         Dollars          Shares          Dollars
--------------------------------------------------------------------------------
Shares sold
--------------------------------------------------------------------------------
Class AARP*           367,099    $    9,450,755            --     $           --
--------------------------------------------------------------------------------
Class S**          49,753,285     1,257,596,468    31,217,458        962,348,630
--------------------------------------------------------------------------------
Class A+              440,862        10,389,599            --                 --
--------------------------------------------------------------------------------
Class B+               43,611         1,033,853            --                 --
--------------------------------------------------------------------------------
Class C+               20,157           479,414            --                 --
--------------------------------------------------------------------------------
                                 $1,278,950,089                   $  962,348,630
--------------------------------------------------------------------------------

                    Year Ended August 31, 2001      Year Ended August 31, 2000
--------------------------------------------------------------------------------
                      Shares         Dollars          Shares          Dollars
--------------------------------------------------------------------------------

Shares issued in tax-free reorganizations
--------------------------------------------------------------------------------
Class AARP          6,585,535    $  180,443,657            --    $           --
--------------------------------------------------------------------------------
Class A               711,048        17,477,330            --                --
--------------------------------------------------------------------------------
Class B               549,897        13,516,379            --                --
--------------------------------------------------------------------------------
Class C               195,056         4,794,434            --                --
--------------------------------------------------------------------------------
                                 $  216,231,800                  $           --
--------------------------------------------------------------------------------

Shares issued to shareholders in reinvestment of distributions
--------------------------------------------------------------------------------
Class AARP*            33,326    $      885,114            --    $           --
--------------------------------------------------------------------------------
Class S**           6,179,321       170,078,049     6,205,069       189,689,074
--------------------------------------------------------------------------------
                                 $  170,963,163                  $  189,689,074
--------------------------------------------------------------------------------

Shares redeemed
--------------------------------------------------------------------------------
Class AARP*        (1,539,973)    $ (39,159,816)           --    $           --
--------------------------------------------------------------------------------
Class S**         (58,338,164)   (1,482,322,480)  (37,626,309)   (1,162,690,488)
--------------------------------------------------------------------------------
Class A+             (359,205)       (8,457,298)           --                --
--------------------------------------------------------------------------------
Class B+              (31,002)         (733,377)           --                --
--------------------------------------------------------------------------------

Class C+              (11,648)         (274,069)           --                --
--------------------------------------------------------------------------------

                                $(1,530,947,040)                $(1,162,690,488)
--------------------------------------------------------------------------------

Net increase (decrease)
--------------------------------------------------------------------------------
Class AARP*         5,445,987    $  151,619,710            --    $           --
--------------------------------------------------------------------------------
Class S**          (2,405,558)      (54,647,963)     (203,782)      (10,652,784)
--------------------------------------------------------------------------------
Class A+              792,705        19,409,631            --                --
--------------------------------------------------------------------------------
Class B+              562,506        13,816,855            --                --
--------------------------------------------------------------------------------
Class C+              203,565         4,999,779            --                --
--------------------------------------------------------------------------------
                                 $  135,198,012                   $ (10,652,784)
--------------------------------------------------------------------------------

* For the period from September 11, 2000 (commencement of sales of Class AARP shares) to August 31, 2001.

** On September 11, 2000, existing shares of the Fund were redesignated as Class S.

+ For the period from June 18, 2001 (commencement of sales of Class A, B and C shares) to August 31, 2001.

I. Subsequent Event

On September 24, 2001, Deutsche Bank and Zurich Financial Services, parent company of ZSI, the investment manager for the Fund, announced that they have signed an agreement in principle under which Deutsche Bank will acquire 100% of ZSI. The agreement in principle does not include ZSI's U.K. operations, Threadneedle Investments, which will be retained by Zurich Financial Services. Definitive transaction agreements are expected to be signed in the fourth quarter of 2001 and the transaction is expected to be completed, pending regulatory and shareholder approval and satisfaction of other conditions, in the first quarter of 2002.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors of Global/International Fund, Inc. and to the Shareholders of Scudder Global Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder Global Fund (the "Fund") at August 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


Boston, Massachusetts                                 PricewaterhouseCoopers LLP
October 19, 2001

Tax Information                                                     (Unaudited)
--------------------------------------------------------------------------------

The Fund paid distributions of $2.81 per share from net long-term capital gains during its year ended August 31, 2001, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $14,671,000 as capital gain dividends for its year ended August 31, 2001, of which 100% represents 20% rate gains.

For corporate shareholders, 61% of the income dividends paid during the Fund's fiscal year ended August 31, 2001 qualified for the dividends received deduction.

The Fund paid foreign taxes of $1,654,202 and earned $12,684,726 of foreign source income during the year ended August 31, 2001. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.04 per share as foreign taxes paid and $0.24 per share as income earned from foreign sources for the year ended August 31, 2001.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Directors
--------------------------------------------------------------------------------

Linda C. Coughlin*
   President and Director

Henry P. Becton, Jr.
   Director; President, WGBH Educational
   Foundation

Dawn-Marie Driscoll
   Director; President, Driscoll Associates;
   Executive Fellow, Center for Business
   Ethics, Bentley College

Edgar R. Fiedler
   Director; Senior Fellow and
   Economic Counsellor, The
   Conference Board, Inc.

Keith R. Fox
   Director; General Partner,
   The Exeter Group of Funds

Jean Gleason Stromberg
   Director; Consultant

Jean C. Tempel
   Director; Managing Director,
   First Light Capital, LLC

Steven Zaleznick
   Director; President and Chief Executive
   Officer, AARP Services, Inc.

Thomas V. Bruns*
   Vice President

William F. Glavin, Jr.*
   Vice President

Jan C. Faller*
   Vice President

William E. Holzer*
   Vice President

James E. Masur*
   Vice President

Gerald J. Moran*
   Vice President

Howard S. Schneider*
   Vice President

John Millette*
   Vice President and Secretary

Kathryn L. Quirk*
   Vice President and Assistant Secretary

John R. Hebble*
   Treasurer

Thomas Lally*
   Assistant Treasurer

Brenda Lyons*
   Assistant Treasurer

Caroline Pearson*
   Assistant Secretary
--------------------------------------------------------------------------------

*   Zurich Scudder Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Scudder Funds
--------------------------------------------------------------------------------

Core

   Scudder Balanced Fund
   Scudder Growth and Income Fund
   Scudder S&P 500 Index Fund
   Scudder Select 500 Fund
   Scudder Small Company Stock Fund

Growth

   Scudder 21st Century Growth Fund
   Scudder Capital Growth Fund
   Scudder Development Fund
   Scudder Large Company Growth Fund
   Scudder Select 1000 Growth Fund

Value

   Scudder Dividend & Growth Fund
   Scudder Large Company Value Fund
   Scudder Small Company Value Fund*

Sector

   Scudder Gold Fund
   Scudder Health Care Fund
   Scudder Technology Innovation Fund

Asset Allocation

   Scudder Pathway Conservative Portfolio
   Scudder Pathway Moderate Portfolio
   Scudder Pathway Growth Portfolio

Global/International

   Scudder Emerging Markets Growth Fund
   Scudder Emerging Markets Income Fund
   Scudder Global Fund
   Scudder Global Bond Fund
   Scudder Global Discovery Fund
   Scudder Greater Europe Growth Fund
   Scudder International Fund
   Scudder Latin America Fund
   Scudder Pacific Opportunities Fund

   The Japan Fund, Inc.*

Income

   Scudder GNMA Fund
   Scudder High-Yield Opportunity Fund
   Scudder Income Fund
   Scudder Short-Term Bond Fund

Tax-Free Income

   Scudder California Tax-Free Income Fund*
   Scudder High-Yield Tax-Free Fund
   Scudder Managed Municipal Bonds
   Scudder Massachusetts Tax-Free Fund
   Scudder Medium-Term Tax-Free Fund
   Scudder New York Tax-Free Income Fund*

Money Market

   Scudder Cash Investment Trust
   Scudder Money Market Series:
     Prime Reserve Shares
     Premium Shares
     Managed Shares
   Scudder Tax-Free Money Fund
   Scudder U.S. Treasury Money Fund
--------------------------------------------------------------------------------

*   Class S shares only

--------------------------------------------------------------------------------
 Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs

   Traditional IRA
   Roth IRA
   SEP-IRA
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

Education Accounts

   Education IRA
   UGMA/UTMA
   IRA for Minors

--------------------------------------------------------------------------------
 Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.
   The Brazil Fund, Inc.
   The Korea Fund, Inc.
   Montgomery Street Income Securities, Inc.
   Scudder Global High Income Fund, Inc.
   Scudder New Asia Fund, Inc.
   Scudder High Income Trust
   Scudder Intermediate Government Trust
   Scudder Multi-Market Income Trust
   Scudder Strategic Income Trust
   Scudder Strategic Municipal Income Trust
   Scudder Municipal Income Trust
--------------------------------------------------------------------------------

Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

--------------------------------------------------------------------------------

 Convenient ways to   Automatic Investment Plan
    invest, quickly
       and reliably   A convenient investment program in which money is
                      electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average"
                      -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                      Automatic Dividend Transfer

                      The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                      QuickBuy

                      Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                      Payroll Deduction and Direct Deposit

                      Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                      *   Dollar cost averaging involves continuous investment
                          in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.
--------------------------------------------------------------------------------
   Around-the-clock   Automated Information Lines
 electronic account
        service and   Scudder Class S Shareholders:
       information,   Call SAIL(TM)--1-800-343-2890
     including some
       transactions   AARP Investment Program Shareholders:
                      Call Easy-Access Line-- 1-800-631-4636

                      Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                      Web Site

                      Scudder Class S Shareholders --
                      myScudder.com

                      AARP Investment Program Shareholders --
                      aarp.scudder.com

                      Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

                      The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Those who depend   Automatic Withdrawal Plan
      on investment
       proceeds for
    living expenses   You designate the bank account, determine the schedule (as
    can enjoy these   frequently as once a month) and amount of the redemptions,
        convenient,   and Scudder does the rest.
        timely, and
 reliable automated
withdrawal programs   Distributions Direct

                      Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

                      QuickSell

                      Provides speedy access to your money by electronically
                      crediting your redemption proceeds to the bank account you previously designated.
--------------------------------------------------------------------------------
           For more   Scudder Class S Shareholders:
  information about
     these services
                      Call a Scudder representative at
                      1-800-SCUDDER

                      AARP Investment Program Shareholders:

                      Call an AARP Investment Program representative at
                      1-800-253-2277
--------------------------------------------------------------------------------
 Please address all   For Scudder Class S Shareholders:
            written
  correspondence to
                      Scudder Investments
                      PO Box 219669
                      Kansas City, MO
                      64121-9669

                      For AARP Investment Program Shareholders:

                      AARP Investment Program
                      from Scudder Investments
                      PO Box 219735
                      Kansas City, MO
                      64121-9735
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

SCUDDER
INVESTMENTS


Two International Place
Boston, MA 02110-4103







A member of [LOGO] Zurich Scudder Investments

                                                                     SCUDDER
                                                                     INVESTMENTS





      Scudder Global Fund


--------------------------------------------------------------------------------
                                         Classes A, B and C
--------------------------------------------------------------------------------



                                         Annual Report
                                         August 31, 2001




      For investors seeking long-term growth of capital while actively seeking to reduce downside risk as compared with other global growth funds.

Contents
--------------------------------------------------------------------------------


   3    Economic Overview

   5    Performance Summary

   8    Portfolio Management Review

  15    Portfolio Summary

  17    Investment Portfolio

  24    Financial Statements

  28    Financial Highlights

  31    Notes to Financial Statements

  42    Report of Independent Accountants

  43    Tax Information

  44    Officers and Directors

  45    Investment Products and Services

  47    Account Management Resources


Scudder Global Fund                              Nasdaq Symbol     CUSIP Number
--------------------------------------------------------------------------------
Class A                                              SGQAX          378947-857
--------------------------------------------------------------------------------
Class B                                              SGQBX          378947-840
--------------------------------------------------------------------------------
Class C                                              SGQCX          378947-832
--------------------------------------------------------------------------------

Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $345 billion in assets for individuals, corporate clients, retirement and pension plans and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Economic Overview
--------------------------------------------------------------------------------

Dear Shareholder:

Odds of a recession were abnormally high before September 11. By now, recession is a near certainty. Economic activity fell hard in the immediate aftermath of the terrorist attacks, and we expect the economy to continue its decline until early next spring.

To understand why, let's start by looking at the nation's demand for cash, which was on the rise even before the attacks. Nervous people like more cash, so confidence and cash levels tend to move in opposite directions. From the end of 1999 to the end of June 2001, households added $100 billion to their cash supplies. They will now want to add more.

Jittery Americans could carry their hoarding too far, but we think it's a small risk. Consumer lending is different than it was in the late 1970s and 1980s, when banks would cut people off at the first sign of trouble. No one worries about that now because markets, not banks, supply the funds through asset-backed securities and secondary mortgage markets.

But right now, shoppers are spending less. They had too much debt and were trying to rein in their spending when the terrorist attacks sapped their confidence. Although people will still buy groceries, visit the doctor and pay their kids' tuition, we don't expect total consumption to get back to this summer's level before the end of 2002.

As their customers retrench, business executives will do the same. They already cut capital spending, and will review outlays for the coming months. Before September 11, managers had planned for growth that didn't happen. Looking at factories, spare capacity is higher than at any time since 1983. But that's just the tip of the iceberg: Many service industries are vastly oversized. And companies that over-invested have no choice but to compete on price. Lower prices will limit revenue growth, making any profit rebound tepid next year.

Poor corporate pricing power also means low inflation. Many people think the money the Fed is putting into the system is bound to be an inflation problem down the road, but we don't see it that way. Inflation is determined not only by how much money is floating around but by what people do with it. Companies have had to use money to write off bad debts rather than make new loans, and individuals have been

--------------------------------------------------------------------------------
 Economic Guideposts Data as of 8/31/01
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HER

BAR CHART DATA:
                                      2 years ago  1 year ago  6 months ago  Now

Inflation Rate (a)                          2.1        3.6       3.7        2.7
U.S. Unemployment Rate (b)                  4.2        4.0       4.20       4.9
Federal Funds Rate (c)                     5.00       6.50       5.5        3.5
Industrial Production (d)                   5.4        5.7       1.7       -3.3
Growth Rate of Personal Income (e)         4.50        7.1       6.8        5.3

--------------------------------------------------------------------------------

(a) The year-over-year percentage change in U.S. consumer prices.

(b) The percentage of adults out of work and looking for a job.

(c) The interest rate banks charge each other for overnight loans.

(d) Year-over-year percentage change.

(e) Growth rate of individual income from all sources.

    Sources: Bloomberg Business News, Zurich Scudder Investments, Inc.
--------------------------------------------------------------------------------

holding more cash. If the Fed were not creating a lot of money, this "money destruction" would cause severe problems for the economy. Even though we expect the Fed to continue to ease policy, inflation will likely be lower next year than this and lower still in the years to come.

Here's the good part: The private sector will be pulling back at the exact same time the government is stepping in with huge new outlays to help offset some of the damage.

Recessions are never welcome, but they force people and businesses to reduce the excesses built up in a boom. As despicable as the terrorist attacks were, individuals and businesses are likely to react by aggressively correcting excesses that have built up over the past several years. The corrective actions will hurt now but will brighten the medium- to long-term outlook. We believe Americans will quickly put their houses in order, and by the end of 2002, the stage should be set for another expansion.

Zurich Scudder Investments, Inc.
Economics Group

The sources, opinions and forecasts expressed are those of the economic advisors of Zurich Scudder Investments, Inc. as of October 1, 2001, and may not actually come to pass.

Performance Summary                                              August 31, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Annual Average Total Returns (Unadjusted for Sales Charge)
--------------------------------------------------------------------------------
Scudder Global Fund                          1-Year    3-Year   5-Year   10-Year
--------------------------------------------------------------------------------
Class A^(a)                                 -16.57%     5.54%    7.74%     9.70%
--------------------------------------------------------------------------------
Class B^(a)                                 -17.23%     4.70%    6.88%     8.82%
--------------------------------------------------------------------------------
Class C^(a)                                 -17.25%     4.71%    6.89%     8.84%
--------------------------------------------------------------------------------
MSCI World Index+                           -25.39%     3.94%    7.34%     8.89%
--------------------------------------------------------------------------------
Performance is historical and does not guarantee future results.

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

--------------------------------------------------------------------------------
 Net Asset Value and Distribution Information
--------------------------------------------------------------------------------
                                          Class A       Class B        Class C
--------------------------------------------------------------------------------
Net Asset Value:
8/31/01                                 $   23.14      $   23.10     $   23.10
--------------------------------------------------------------------------------
6/18/01 (commencement of sales)         $   24.58      $   24.58     $   24.58
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Class S Lipper Rankings -- Global Funds Category
--------------------------------------------------------------------------------

Period                                     Rank          Number of   Percentile
                                                             Funds       Ranking
                                                          Tracked
--------------------------------------------------------------------------------
1-Year                                      59      of      263          23
--------------------------------------------------------------------------------
3-Year                                      102     of      202          51
--------------------------------------------------------------------------------
5-Year                                      55      of      130          42
--------------------------------------------------------------------------------
10-Year                                     11      of       29          37
--------------------------------------------------------------------------------

Rankings/ratings are historical and do not guarantee future results. Rankings are for Class S; rankings for share classes may vary.

Source: Lipper, Inc.

(a) On June 18, 2001, the Fund began offering additional classes of shares, namely the Class A, B and C shares. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Class S shares of the Scudder Global Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.

--------------------------------------------------------------------------------
 Growth of an Assumed $10,000 Investment^(b) (Adjusted for Sales Charge)
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HER

LINE CHART DATA:
                  Scudder Global
                 Fund -- Class A^(c)       MSCI World Index+

1991                 9425                      10000
1992                10178                      10252
1993                12346                      12445
1994                13772                      13492
1995                14795                      14602
1996                16384                      16438
1997                20151                      20105
1998                20227                      20856
1999                25110                      27752
2000                28503                      31392
2001                23780                      23427


                         Yearly periods ended August 31
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Comparative Results (Adjusted for Sales Charge)
--------------------------------------------------------------------------------

Scudder Global Fund                          1-Year    3-Year   5-Year   10-Year
--------------------------------------------------------------------------------
Class A^(c)        Growth of $10,000         $7,863   $11,081   $13,680 $23,780
                   -------------------------------------------------------------
                   Average annual
                   total return              -21.37%     3.48%     6.47%   9.05%
--------------------------------------------------------------------------------
Class B^(c)        Growth of $10,000         $8,057   $11,317   $13,868 $23,290
                   -------------------------------------------------------------
                   Average annual
                   total return              -19.43%     4.21%     6.76%   8.82%
--------------------------------------------------------------------------------
Class C^(c)        Growth of $10,000         $8,275   $11,481   $13,956 $23,338
                   -------------------------------------------------------------
                   Average annual
                   total return              -17.25%     4.71%     6.89%   8.84%
--------------------------------------------------------------------------------
MSCI World Index+  Growth of $10,000         $7,461   $11,230   $14,251 $23,427
                   -------------------------------------------------------------
                   Average annual
                   total return              -25.39%     3.94%     7.34%   8.89%
--------------------------------------------------------------------------------

Performance is historical and does not guarantee future results.

The growth of $10,000 is cumulative.

^(b) The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

^(c) On June 18, 2001, the Fund began offering additional classes of shares, namely the Class A, B and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Class S shares of the Scudder Global Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.

+ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged capitalization- weighted measure of global stock markets including the U.S., Canada, Europe, Australia and the Far East. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Returns and rankings may differ by share classes.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Portfolio Management Review
--------------------------------------------------------------------------------

Scudder Global Fund: A Team Approach to Investing

     Scudder Global Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

     Lead Portfolio Manager William E. Holzer has had day-to-day responsibility for the fund's worldwide strategy and investment themes since the fund's inception in 1986. Mr. Holzer, who has over 24 years of experience in global investing, joined the Advisor in 1980.

     Portfolio Manager Nicholas Bratt joined the Advisor in 1976 and the fund team in 1993. Mr. Bratt is the director of the Advisor's Global Equity Group.

We are pleased to present you with your first report on Scudder Global Fund. In the following Q&A, Lead Portfolio Manager William Holzer discusses market conditions and the fund's investment strategy during the twelve-month period ended August 31, 2001.

In June of this year, shareholders of the Kemper Global Blue Chip Fund approved a reorganization of their fund into Scudder Global Fund. The transaction was completed on June 18, 2001. As you saw in the material that was sent to you for the purpose of soliciting your vote on the transaction, Scudder Global Fund shares the same lead portfolio manager, and has a similar investment strategy and portfolio as Kemper Global Blue Chip Fund. We believe Scudder Global Fund is appropriate for growth-oriented investors who are seeking diversification within their portfolios. If you have questions about your fund, please contact your financial advisor.

     Q: Please discuss the market environment for the global stock markets during the past year.

     A: As most investors are undoubtedly aware, most major market indices around the globe have produced poor returns over the past year and a half. Companies across many industries have struggled with slower global demand and overcapacity^1 in key industries such as technology and telecommunications. Corporate earnings have declined sharply, leading to rising layoff announcements that, in turn, have sparked concerns that consumer spending will ultimately weaken. The U.S. Federal Reserve has sought to counter these problems with aggressive interest rate cuts, but continued sluggishness in the economy has discouraged investors who expected a rapid recovery in growth.

     In Europe, the markets have been preoccupied with declining business confidence -- especially in Germany -- the lack of forceful rate cuts on the part of the European Central Bank, concerns about inflation and the

^1 The situation that occurs when the capability of an industry or geographic area to produce supply exceeds the demand for the product(s) in question. This imbalance generally leads to falling prices.

     decline in the euro (the continent's common currency). Contrary to investors' earlier expectations, Europe has not been able to shoulder the burden of global demand. In Japan, meanwhile, the market's early enthusiasm regarding the election of the reformer Junichiro Koizumi in April has since been tempered by a continued downturn in the country's economy. Still, we believe that the opportunity presented by potential restructuring^2 in Japan is huge, although the path will undoubtedly prove bumpy in the months and years ahead.

     Q: How did the fund perform during the reporting period?

     A: Scudder Global Fund has produced strong relative performance over the past year, but it has not been immune to the weakness in the global markets. During the one-year period ended August 31, 2001, the fund's total return was -16.57 percent (Class A shares imputed and unadjusted for sales charge).^3 We understand that no investor is comfortable seeing the value of their account decline, even in the short term. However, we are encouraged by the strength of the fund's relative performance: The fund sharply outperformed the -25.39 percent return of its unmanaged benchmark -- the MSCI World Index -- during the past one-year period.

     We believe that the primary reason for the fund's outperformance is its unique investment process. In managing the fund, we look for important themes driving the global economy, and then invest in well-managed, fundamentally sound companies consistent with these

^2 The general term for major corporate changes aimed at greater efficiency and adaptation to changing markets.

^3 Scudder Global Fund's Class A, B and C shares began operations on June 18, 2001. Prior to this date, the fund's performance is derived from the fund's Class S shares. Performance of share classes may vary. Please refer to your prospectus.

     themes. In a highly volatile environment, this theme-based approach has led us to emphasize companies that can benefit from trends that we believe will transcend the short-term movements of the markets. While past performance is no guarantee of future results, of course, this long-term positioning has enabled the fund to produce market-beating performance over time.

     Q: Please describe the themes you are focusing on at the present time.

     A: At present, our broad, strategic view is that the global business environment has evolved into what we call the "auction economy." In this economy, production overcapacity and the adoption of technology by corporations and individuals has created intense competition, preventing companies from raising prices. This process, in turn, has eroded corporate profitability. Even if the sharp reductions in short-term interest rates by the world's central banks enable an economy to recover, as we believe they ultimately will, it is entirely possible that the resulting growth could occur without a corresponding rebound in corporate profits. Consequently, we believe that market indices are unlikely to produce substantial returns. Within these markets, however, companies that have understood these strategic challenges will prosper. These are the companies in which we seek to invest.

     The investment themes that currently dominate the portfolio are the result of this strategic viewpoint. In a general sense, we have been looking for companies that can prosper in a time of cutthroat competition and low inflation. More specifically, these companies can be grouped into several categories:

     Virtual Corporations (5.4 percent of assets as of August 31): "Virtual corporations" are those that derive profits from activities that do not require substantial investment in hard assets, and instead exploit intellectual capital. We believe that this business model is highly attractive in an auction economy. A good example of such a company is a biotechnology firm that generates royalties on products created through its research and development efforts, but subcontracts the costly processes of manufacturing and distribution. As this biotech firm would leverage its knowledge in this example, some firms leverage their brands, while others use technology to create new auction markets for goods and services that were previously exchanged on a negotiated basis. Stocks the fund holds in this area include eBay, Electronic Arts, Sabre and Genzyme.

     Scale Subcontractors (19.5 percent): The existence of Virtual Corporations effectively relegates other business models to subcontractor status. Scale Subcontractors are the companies whose size and balance sheet strength allow them to take advantage of the auction economy by lowering their profit margins to gain market share. We believe that most industrial sectors will be dominated increasingly by one or two giant companies. We seek to identify these long-term survivors, while at the same time avoiding companies that we believe will suffer earnings declines as business is taken away by their competitors. Example of companies that we think will emerge as the winners of this process are Lockheed Martin in defense/aerospace, Electronic Data Systems and IBM in information technology and services, and Aventis and GlaxoSmithKline in pharmaceuticals.

     Ultimate Subcontractors (23.1 percent): These are subcontractor-status companies, such as the producers of raw materials, that are unable to pass costs along to others. In these industries, a lack of new investment over the past decade has led companies to cope with the auction economy by reducing production capacity and seeking merger partners. Regardless of the level of economic activity, the longer-term outcome of lower capacity is reduced supply, which can drive up prices and thereby boost the profits of the survivors. As a result, we have established a position in the mining and oil/gas sectors, where the fund holds companies such as Rio Tinto PLC (mining), Newmont Mining (precious metals), Amerada Hess (oil/gas) and Alcan (aluminum).

     New Annuities (21.0 percent): The aging of the soon-to-retire baby boom generation is increasing the demand for investments that offer relatively stable, annuity-like returns. We believe that returns of this type become more valuable in the auction economy, where profits are being eroded. Further, we believe the markets are beginning to favor companies that hold long-lived assets with annuity-like characteristics, such as infrastructure or media assets. Companies the fund holds in this sector include Canadian National Railway and AOL Time Warner (media).

     Japanese Restructuring (9.8 percent): This theme focuses on Japanese companies that must undergo meaningful restructuring in order to survive. Changes designed to achieve greater efficiency and global competitiveness are essential for corporations in the heavily regulated Japanese economy. Investing in Japan is not without risk, but we believe that the risk is more than compensated for by the substantial upside offered by such companies.

     The portfolio is rounded out by the themes called Deflation Beneficiaries (12.4 percent) -- investments that can perform well in an environment of falling prices -- and European Consumer (2.3 percent), which focuses on companies that stand to benefit from rising employment, lower taxes and lower inflation in Europe.

     Q: What is your outlook for the months ahead?

     A: It is difficult to predict how the economy will perform and when -- and to what extent -- the global stock markets will recover. We believe that in an environment as uncertain as that which we currently face, an approach that is grounded in long-term themes and fundamental company research will prove valuable. Although our style will not always prevent us from investing in companies whose stocks do not perform well, we believe that over time our approach will provide steady returns for the fund's shareholders.

     With respect to the terrorist attacks that took place after the close of the reporting period, history shows that the American people and the U.S. financial systems will recover and endure, as they have through world wars, natural and man-made disasters, assassinations and other world-shattering events. Some investors may respond to the uncertainty by selling assets and retreating to cash, but our experience has told us to keep a steady hand and a focus on our end goals in spite of short-term turbulence. While some may experience temporary setbacks in the quest to achieve their goals, we are confident in the resiliency of the American people and our financial markets.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary                                                August 31, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Geographical (Excludes Cash Equivalents)               8/31/01        8/31/00
--------------------------------------------------------------------------------
United States and Canada                                   46%            39%
Europe                                                     35%            36%
Japan                                                      12%            16%
Pacific Basin                                               4%             5%
Africa                                                      2%             3%
Latin America                                               1%             1%
--------------------------------------------------------------------------------
                                                          100%           100%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Sector Diversification (Excludes Cash Equivalents)     8/31/01        8/31/00
--------------------------------------------------------------------------------
Financial                                                  16%            12%
Energy                                                     14%            13%
Metals and Minerals                                        13%            12%
Manufacturing                                              11%            12%
Health                                                      9%             6%
Utilities                                                   6%             7%
Communications                                              5%             8%
Service Industries                                          5%             0%
Technology                                                  5%            10%
Other                                                      16%            20%
--------------------------------------------------------------------------------
                                                          100%           100%
--------------------------------------------------------------------------------

Geographical and sector diversification are subject to change.

--------------------------------------------------------------------------------
 Ten Largest Equity Holdings at August 31, 2001* (16% of Portfolio)
--------------------------------------------------------------------------------
 1. Rio Tinto PLC                                                          1.9%
    Operator of a mining, manufacturing and development company in the
    United Kingdom
--------------------------------------------------------------------------------
 2. Aventis SA                                                             1.9%
    Manufacturer of life science products in France
--------------------------------------------------------------------------------
 3. Shell Transport & Trading PLC                                          1.8%
    Provider of oil in the United Kingdom
--------------------------------------------------------------------------------
 4. Conoco, Inc.                                                           1.6%
    Explorer of crude oil, natural gas and natural gas liquids in the
    United States
--------------------------------------------------------------------------------
 5. Electronic Data Systems Corp.                                          1.5%
    Provider of information technology systems in the United States
--------------------------------------------------------------------------------
 6. WMC Ltd.                                                               1.5%
    Developer of mineral products in Australia
--------------------------------------------------------------------------------
 7. Barrick Gold Corp.                                                     1.5%
    Explorer and producer of gold in North and South America
--------------------------------------------------------------------------------
 8. Exelon Corp.                                                           1.5%
    Distributor of electricity and gas in the United States
--------------------------------------------------------------------------------
 9. BOC Group PLC                                                          1.4%
    Provider of chemical products in the United Kingdom
--------------------------------------------------------------------------------
10. Exxon Mobil Corp.                                                      1.4%
    Provider of oil in the United States
--------------------------------------------------------------------------------

*   Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 25. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio                                       as of August 31, 2001
--------------------------------------------------------------------------------

                                                      Shares          Value ($)
--------------------------------------------------------------------------------

 Common Stocks 91.7%
Australia 2.5%
--------------------------------------------------------------------------------
BHP Billiton Ltd. (Producer of petroleum,
  mineral and steel products)                        2,439,968      12,062,698
WMC Ltd. (Developer of mineral products)             4,184,851      18,506,923
--------------------------------------------------------------------------------
                                                                    30,569,621
--------------------------------------------------------------------------------
Bermuda 0.2%
--------------------------------------------------------------------------------
XL Capital Ltd. "A" (Provider of insurance
  services)                                             23,600       1,958,797
--------------------------------------------------------------------------------
Brazil 0.9%
--------------------------------------------------------------------------------
Aracruz Celulose SA (ADR) "B" (pfd.) (Producer
  of eucalyptus kraft pulp)                            659,150      11,304,423
--------------------------------------------------------------------------------
Canada 6.1%
--------------------------------------------------------------------------------
Alberta Energy Co., Ltd. (Producer of oil and
  gas)                                                  99,600       3,358,134
Alcan, Inc. (Manufacturer of aluminum and
  finished products)                                   411,992      15,007,387
BCE, Inc. (Provider of telecommunication
  services)                                            559,419      13,825,739
Barrick Gold Corp. (Explorer and producer of
  gold in North and South America)                   1,141,500      18,286,830
Canadian National Railway Co. (Operator of
  railroads in Canada)                                 288,700      12,554,361
Manulife Financial Corp. (Provider of financial
  services)                                            423,900      12,473,279
--------------------------------------------------------------------------------
                                                                    75,505,730
--------------------------------------------------------------------------------
China 0.2%
--------------------------------------------------------------------------------
American Standard China "B"* (Producer of
  plumbing products) (b)                                   526       2,313,080
--------------------------------------------------------------------------------
France 6.8%
--------------------------------------------------------------------------------
Aventis SA (Manufacturer of life science
  products)                                            314,409      23,077,584
Compagnie de Saint-Gobain (Manufacturer of
  glass)                                                51,782       7,979,304
Eurotunnel SA* (Designer of the tunnel that runs
  under the English Channel)                         9,912,216(e)    9,399,475
STMicroelectronics NV (Manufacturer of
  semiconductor integrated circuits)                   260,546       7,958,454
Suez SA (Builder of water treatment plants)            469,280      16,045,853
Vinci SA (Builder of roads and provider of
  engineering and construction services)               117,551       7,481,372
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                      Shares          Value ($)
--------------------------------------------------------------------------------
Vivendi Universal SA (Operator of music,
  television, film and telecommunications
  businesses)                                          218,684      12,003,641
--------------------------------------------------------------------------------
                                                                    83,945,683
--------------------------------------------------------------------------------
Germany 7.8%
--------------------------------------------------------------------------------
Bayer AG (Producer of chemical products)               394,143      12,650,158
Deutsche Lufthansa AG (Operator of international
  airline services)                                    227,121       3,603,346
Deutsche Post AG (Provider of mail delivery
  services)                                            401,138       5,961,848
E.On AG (Distributor of oil and chemicals)             218,374      12,006,536
Heidelberger Druckmaschinen AG (Manufacturer of
  commercial printing presses)                          46,651       2,352,261
Karstadt AG (Operator of department stores)            337,165      11,528,512
Man AG (Operator of a commodities trading
  company)                                             165,337       3,723,630
Metro AG (Operator of building, clothing,
  electronic and food stores)                          309,674      12,423,870
Muenchener Rueckversicherungs-Gesellschaft AG
  (Registered) (Operator of an insurance
  company)                                              47,949      13,832,973
ProSiebenSat.1Media AG (pfd.) (Producer and
  broadcaster of television programming)               380,814       4,010,462
RWE AG (Provider of various energy sources)             29,967       1,265,097
Schering AG (Producer of pharmaceuticals and
  industrial chemicals)                                269,976      14,068,276
--------------------------------------------------------------------------------
                                                                    97,426,969
--------------------------------------------------------------------------------

Hong Kong 0.8%
--------------------------------------------------------------------------------
Bank of East Asia (Provider of banking services)     1,764,800       4,027,493
China Mobile Ltd.* (Provider of cellular
  telecommunication services)                        1,746,000       5,450,829
--------------------------------------------------------------------------------
                                                                     9,478,322
--------------------------------------------------------------------------------
Italy 0.8%
--------------------------------------------------------------------------------
Mediobanca SpA (Provider of medium- and
  long-term business loans and credit)                 841,900      10,301,786
--------------------------------------------------------------------------------

Japan 12.0%
--------------------------------------------------------------------------------
Canon, Inc. (Producer of visual image and
  information equipment)                               267,000       8,044,605
Chugai Pharmaceutical Co., Ltd. (Producer of
  pharmaceuticals)                                     687,000      11,083,816
Daiwa Securities Group, Inc. (Provider of
  brokerage and other financial services)              736,000       6,231,409
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                      Shares          Value ($)
--------------------------------------------------------------------------------
Fujitsu, Ltd. (Manufacturer of computers)
Matsushita Electric Industrial Co., Ltd.               332,000       3,322,235
  (Manufacturer of consumer electronic products)       285,000       4,327,049
Mitsubishi Estate Co., Ltd. (Provider of real
  estate services)                                   1,346,000      15,168,271
Mitsui & Co., Ltd. (Operator of general trading
  company)                                             446,000       3,074,179
Mitsui Fudosan Co., Ltd. (Provider of real
  estate services)                                   1,262,000      14,179,179
NEC Corp. (Manufacturer of telecommunication and
  computer equipment)                                  250,000       3,052,937
NTT DoCoMo, Inc. (Provider of various
  telecommunication services and equipment)                563       6,917,859
Nikko Securities Co., Ltd. (Provider of broker
  and dealer services)                                 549,000       3,640,902
Nippon Telegraph & Telephone Corp. (Provider of
  telecommunication services)                            1,302       5,917,186
Nomura Securities Co., Ltd. (Provider of
  financial services)                                  545,000       9,265,275
Sankyo Co., Ltd. (Manufacturer of
  pharmaceuticals)                                     438,800       9,047,803
Sony Corp. (Manufacturer of consumer electronic
  products)                                            140,000       6,232,957
Sumitomo Bank, Ltd. (Provider of banking
  services)                                          1,332,800      10,880,458
Teijin, Ltd. (Manufacturer of polyester
  products)                                          2,773,000      12,299,032
Toshiba Corp. (Manufacturer of general
  electronics)                                       1,382,000       7,083,302
Yamanouchi Pharmaceutical Co., Ltd.
  (Manufacturer of a wide variety of
  pharmaceuticals)                                     366,000       8,732,621
--------------------------------------------------------------------------------
                                                                   148,501,075
--------------------------------------------------------------------------------
Korea 0.8%
--------------------------------------------------------------------------------
Korea Electric Power Corp. (Operator of an
  electric utility company)                            559,940       9,908,313
--------------------------------------------------------------------------------
Peru 0.1%
--------------------------------------------------------------------------------
Compania de Minas Buenaventura SA (ADR) "B"
  (Explorer for gold, silver, zinc and other
  metals)                                               80,000       1,535,200
--------------------------------------------------------------------------------
South Africa 1.8%
--------------------------------------------------------------------------------
Anglo American Platinum Corp., Ltd. (ADR)
  (Producer of platinum)                               266,551      10,283,538
Impala Platinum Holdings Ltd. (ADR) (Miner of
   platinum)                                           288,800      12,545,472
--------------------------------------------------------------------------------
                                                                    22,829,010
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                      Shares          Value ($)
--------------------------------------------------------------------------------
Switzerland 1.9%
--------------------------------------------------------------------------------
Holcim Ltd. "B" (Producer of building materials)        20,380       4,228,724
Roche Holding AG (Developer of pharmaceutical
  and chemical products)                               132,462       9,520,183
Serono SA "B" (Developer and marketer of                 5,400       4,975,522
  biotechnology products)
Syngenta AG (Registered)* (Producer of seeds and
  chemicals for crop protection)                        91,956       4,825,381
--------------------------------------------------------------------------------
                                                                      23,549,810
--------------------------------------------------------------------------------
United Kingdom 12.8%
--------------------------------------------------------------------------------
ARM Holdings PLC* (Designer of RISC
  microprocessors and related technology)              436,655       1,761,324
BOC Group PLC (Producer of chemical products)        1,199,155      17,898,644
EMI Group PLC (Producer of music recording)          1,072,678       6,404,337
GlaxoSmithKline PLC (Developer of vaccines,
  health related consumer products,
  prescriptions and OTC medicines)                     567,221      15,099,043
Great Universal Stores PLC "A" (Operator of
  catalog home shopping, retailing, finance and
  property investment services)                      1,423,136      12,506,754
National Grid Group PLC (Owner and operator of
  electric transmission systems)                     2,194,137      14,985,027
Railtrack Group PLC (Operator of railway
  infrastructure)                                    1,954,775       9,165,868
Reuters Group PLC (Provider of international
  news and information)                              1,333,350      15,086,417
Rio Tinto PLC (Operator of a mining,
  manufacturing and development company)             1,325,474      23,933,920
Royal & Sun Alliance Insurance Group PLC
  (Operator of a multi-line insurance holding
  company)                                           1,523,738      10,628,372
Shell Transport & Trading PLC (Provider of oil
  internationally)                                   2,721,863      22,513,112
Vodafone Group PLC (Provider of mobile
  telecommunication services)                        4,384,531       8,779,035
--------------------------------------------------------------------------------
                                                                   158,761,853
--------------------------------------------------------------------------------
United States 36.2%
--------------------------------------------------------------------------------
Alexion Pharmaceuticals, Inc.* (Developer of
  immunoregulatory compounds)                           41,300         778,505
Allegheny Energy, Inc. (Holder with interest in
  electric utility companies)                          219,000       9,653,520
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                      Shares          Value ($)
--------------------------------------------------------------------------------
Allstate Corp. (Provider of property, liability
  and life insurance)                                  235,300       7,983,729
Amerada Hess Corp. (Explorer and producer of
  crude oil and natural gas)                           212,100      16,482,291
American Home Products Corp. (Manufacturer and
  retailer of pharmaceuticals and consumer
  health care products)                                264,300      14,800,800
Anadarko Petroleum Corp. (Explorer and producer
  of crude oil and natural gas)                        330,400      17,098,200
AOL Time Warner, Inc.* (Deliverer of
  entertainment, news and Internet brands)             277,500      10,364,625
AT&T Corp.* (Provider of telecommunications
  services)                                            695,600      13,244,224
Boston Properties, Inc. (REIT) (Developer of
  commercial and industrial real estate)               401,100      15,803,340
Burlington Resources, Inc. (Explorer and
  producer of crude oil and natural gas)               325,800      12,380,400
Chubb Corp. (Provider of property and casualty
  insurance services)                                  186,943      12,618,653
Comcast Corp. "A"* (Provider of cable
  television, sound and telecommunications
  systems)                                             321,800      11,787,534
Conoco, Inc. "A" (Explorer of crude oil, natural
  gas and natural gas liquids)                         683,600      20,268,740
eBay, Inc.* (Provider of online auction
  services)                                             21,300       1,197,699
Edison International (Holder for electric
  utility company)                                     812,600      11,059,486
Electronic Arts, Inc.* (Developer and marketer
  of entertainment software)                            95,500       5,511,305
Electronic Data Systems Corp. (Provider of
  information technology systems)                      323,200      19,062,336
EMC Corp.* (Provider of enterprise storage
  systems, software, networks and services)            170,300       2,632,838
Equity Residential Properties Trust (REIT)
  (Operator of multifamily properties containing
  apartments)                                          254,700      15,004,377
Exelon Corp. (Distributor of electricity and
  gas)                                                 331,675      18,109,455
Exxon Mobil Corp. (Provider of oil
  internationally)                                     441,000      17,706,150
Genzyme Corp.* (General Division) (Operator of
  diversified, integrated human health care
  company)                                              69,200       3,919,488
Human Genome Sciences, Inc.* (Licenser of a
  proprietary database of genes and partial gene
  sequences to pharmaceutical companies)               149,700       6,718,536
Immunex Corp.* (Developer of biopharmaceutical
  products)                                            794,400      13,806,672
Intel Corp. (Designer, manufacturer and seller
  of computer components and related products)         145,600       4,070,976
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                      Shares          Value ($)
--------------------------------------------------------------------------------
International Business Machines Corp.
  (Manufacturer of computers and servicer of
  information processing units)                        118,580      11,858,000
International Paper Co. (Manufacturer of paper,
  pulp and wood products)                              317,400      12,734,088
KPMG Consulting, Inc.* (Provider of various
  business strategies)                                 381,400       5,618,022
Liberty Media Corp "A" (Owner of interests in
  video programming, communications and Internet
  businesses)                                        1,029,504      15,648,461
Lockheed Martin Corp. (Manufacturer of aircraft,
  missiles and space equipment)                        402,500      16,043,650
Newmont Mining Corp. (Explorer and miner of gold
  internationally)                                     528,200      10,954,868
Parametric Technology Corp.* (Producer of
  mechanical design software)                          263,200       1,918,728
Phillips Petroleum Co. (Explorer, producer and
  refiner of petroleum)                                283,400      16,295,500
Sabre Group Holdings, Inc. "A"* (Provider of
  online travel reservation capabilities)              296,400      12,502,152
St. Paul Companies, Inc. (Provider of insurance
  products and services)                               214,300       9,007,029
Stillwater Mining Co.* (Explorer of platinum and
  palladium mining products)                           550,750      14,429,650
Unocal Corp. (Explorer and producer of oil and
  gas)                                                 329,000      11,613,700
UnumProvident Corp. (Provider of group
  disability and special risk insurance)               459,700      12,880,794
USEC, Inc. (Provider of enriched uranium
  products and services)                             1,795,300      13,105,690
Viacom, Inc. "B"* (Provider of a wide range of
  entertainment and communication services)             87,200       3,697,280
--------------------------------------------------------------------------------
                                                                   450,371,491
--------------------------------------------------------------------------------
Total Common Stocks (Cost $1,123,118,146)                        1,138,261,163
--------------------------------------------------------------------------------


                                                 Principal
                                                Amount ($) (c)       Value ($)
--------------------------------------------------------------------------------
 Participating Loan Notes 0.4%
--------------------------------------------------------------------------------
Luxembourg
--------------------------------------------------------------------------------
Eurotunnel Finance Ltd., Step-up Coupon, 1.0% to
  12/31/2005, 1.0% plus 26.45% of net available
  cash flows to 4/30/2040 (Cost $6,587,905)              4,917(d)    5,581,733
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                    Principal
                                                 Amount ($) (c)      Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 U.S. Treasury Obligations 2.7%
--------------------------------------------------------------------------------

United States
--------------------------------------------------------------------------------
U.S. Treasury Notes, 5.25%, 5/15/2004 (Cost
  $32,494,148)                                      31,950,000      33,028,313
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Foreign Bond Non-U.S.$ Denominated 3.8%
--------------------------------------------------------------------------------

Germany
--------------------------------------------------------------------------------
Bundesobligation, 5.0%, 2/17/2006,
  (Cost $47,156,335)                            EUR 50,200,000    47,139,569
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Repurchase Agreements 1.4%
--------------------------------------------------------------------------------
Salomon Smith Barney, 3.65% to be repurchased at
  $17,568,123 on 9/4/2001 (Cost $17,561,000)**      17,561,000      17,561,000
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $1,226,917,534) (a)   1,241,571,778
--------------------------------------------------------------------------------

*   Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury and Government agency securities.

(a) The cost for federal income tax purposes was $1,232,689,229. At August 31, 2001, net unrealized appreciation for all securities based on tax cost was $8,882,549. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $178,719,579 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $169,837,030.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $2,313,080 (0.19% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at August 31, 2001 aggregated $5,260,000. These securities may also have certain restrictions as to resale.

(c) Principal amount stated in U.S. dollars unless otherwise noted.

(d) Represents number of contracts. Each contract equals a nominal value of EUR 2,931.

(e) Represents number of units.


Currency Abbreviation
-------------------------
EUR          Euro
-------------------------


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Statement of Assets and Liabilities as of August 31, 2001
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $1,226,917,534)       $ 1,241,571,778
--------------------------------------------------------------------------------
Foreign currency, at value (cost $5,371,893)                          5,420,010
--------------------------------------------------------------------------------
Receivable for investments sold                                         474,559
--------------------------------------------------------------------------------
Dividends receivable                                                  3,385,803
--------------------------------------------------------------------------------
Interest receivable                                                   2,900,883
--------------------------------------------------------------------------------
Receivable for Fund shares sold                                       6,388,654
--------------------------------------------------------------------------------
Foreign taxes recoverable                                             1,011,429
--------------------------------------------------------------------------------
Total assets                                                      1,261,153,116
--------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------
Due to custodian bank                                                    16,308
--------------------------------------------------------------------------------
Payable for investments purchased                                     1,060,904
--------------------------------------------------------------------------------
Payable for Fund shares redeemed                                      1,690,476
--------------------------------------------------------------------------------
Unrealized depreciation on forward foreign currency exchange
contracts                                                             4,817,679
--------------------------------------------------------------------------------
Accrued management fee                                                1,145,892
--------------------------------------------------------------------------------
Other accrued expenses and payables                                     411,578
--------------------------------------------------------------------------------
Total liabilities                                                     9,142,837
--------------------------------------------------------------------------------
Net assets, at value                                            $ 1,252,010,279
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income                                  27,524,560
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
  Investments                                                        14,654,244
--------------------------------------------------------------------------------
  Foreign currency related transactions                              (4,762,866)
--------------------------------------------------------------------------------
Accumulated net realized gain (loss)                                (11,859,711)
--------------------------------------------------------------------------------
Paid-in capital                                                   1,226,454,052
--------------------------------------------------------------------------------
Net assets, at value                                            $ 1,252,010,279
--------------------------------------------------------------------------------


  The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities as of August 31, 2001 (continued)
--------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------
Class AARP

Net Asset Value, offering and redemption price per share
($126,116,773 / 5,445,987 shares of capital stock outstanding,
$.01 par value, 100,000,000 shares authorized)                   $         23.16
--------------------------------------------------------------------------------
Class S

Net Asset Value, offering and redemption price per share
($1,089,850,775 / 47,077,871 shares of capital stock outstanding,
$.01 par value, 100,000,000 shares authorized)                   $         23.15
--------------------------------------------------------------------------------
Class A

Net Asset Value and redemption price per share
($18,344,085 / 792,705 shares of capital stock outstanding, $.01
par value, 50,000,000 shares authorized)                         $         23.14
--------------------------------------------------------------------------------
Maximum offering price per share (100 / 94.25 of $23.14)         $         24.55
--------------------------------------------------------------------------------
Class B

Net Asset Value, offering and redemption price per share
(subject to contingent deferred sales charge) ($12,995,913 /
562,506 shares of capital stock outstanding, $.01 par value,
50,000,000 shares authorized)                                    $         23.10
--------------------------------------------------------------------------------
Class C

Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($4,702,733 / 203,565 shares of capital stock outstanding, $.01 par value, 20,000,000 shares
authorized)                                                      $         23.10
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Statement of Operations for the year ended August 31, 2001
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $1,654,202)         $    26,570,891
--------------------------------------------------------------------------------
Interest                                                              4,407,836
--------------------------------------------------------------------------------
Total Income                                                         30,978,727
--------------------------------------------------------------------------------
Expenses:
Management fee                                                       13,563,178
--------------------------------------------------------------------------------
Administrative fee                                                    5,110,182
--------------------------------------------------------------------------------
Services to shareholders                                                196,246
--------------------------------------------------------------------------------
Custodian and accounting fees                                            40,162
--------------------------------------------------------------------------------
Distribution service fee                                                 46,035
--------------------------------------------------------------------------------
Auditing                                                                 35,220
--------------------------------------------------------------------------------
Directors' fees and expenses                                             34,841
--------------------------------------------------------------------------------
Reports to shareholders                                                  24,363
--------------------------------------------------------------------------------
Registration fees                                                        15,842
--------------------------------------------------------------------------------
Other                                                                    85,480
--------------------------------------------------------------------------------
Total expenses                                                       19,151,549
--------------------------------------------------------------------------------
Net investment income (loss)                                         11,827,178
--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investment Transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments                                                          (8,661,451)
--------------------------------------------------------------------------------
Foreign currency related transactions (net of CPMF tax of $28,993)   20,629,228
--------------------------------------------------------------------------------
                                                                     11,967,777
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                        (277,661,414)
--------------------------------------------------------------------------------

Foreign currency related transactions                                (1,954,865)
--------------------------------------------------------------------------------

                                                                   (279,616,279)
--------------------------------------------------------------------------------

Net gain (loss) on investment transactions                         (267,648,502)
--------------------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations  $ (255,821,324)
--------------------------------------------------------------------------------




    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                      Years Ended August 31,

Increase (Decrease) in Net Assets                     2001             2000
--------------------------------------------------------------------------------
Operations:

Net investment income (loss)                   $    11,827,178  $    26,771,890
--------------------------------------------------------------------------------
Net realized gain (loss) on investment
transactions                                        11,967,777      251,135,952
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on
investment transactions during the period         (279,616,279)     (67,923,786)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                   (255,821,324)     209,984,056
--------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income:
  Class AARP                                          (323,058)              --
--------------------------------------------------------------------------------
  Class S                                          (12,146,214)      (9,511,923)
--------------------------------------------------------------------------------
Net realized gains:
  Class AARP                                          (608,399)              --
--------------------------------------------------------------------------------
  Class S                                         (166,172,931)    (190,452,234)
--------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                        1,278,950,089      962,348,630
--------------------------------------------------------------------------------
Net assets acquired in tax-free reorganizations    216,231,800               --
--------------------------------------------------------------------------------
Reinvestment of distributions                      170,963,163      189,689,074
--------------------------------------------------------------------------------
Cost of shares redeemed                         (1,530,947,040)  (1,162,690,488)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
share transactions                                 135,198,012      (10,652,784)
--------------------------------------------------------------------------------
Increase (decrease) in net assets                 (299,873,914)        (632,885)
--------------------------------------------------------------------------------
Net assets at beginning of period                1,551,884,193    1,552,517,078
--------------------------------------------------------------------------------
Net assets at end of period (including
undistributed net investment income of
$27,524,560 and $11,590,829, respectively)     $ 1,252,010,279  $ 1,551,884,193
--------------------------------------------------------------------------------



 The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------


Class A


--------------------------------------------------------------------------------
                                                                        2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                   $24.58
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                          .04
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions    (1.48)
--------------------------------------------------------------------------------
  Total from investment operations                                      (1.44)
--------------------------------------------------------------------------------
Net asset value, end of period                                         $23.14
--------------------------------------------------------------------------------
Total Return (%)^c                                                      (5.86)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     18
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                    1.62*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 .78*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                40
--------------------------------------------------------------------------------

^a For the period from June 18, 2001 (commencement of sales of Class A shares) to August 31, 2001.

^b   Based on average shares outstanding during the period.

^c   Total return does not reflect the effect of any sales charges.

*    Annualized

**   Not annualized

Class B

--------------------------------------------------------------------------------
                                                                          2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                   $24.58
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                           --^d
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions    (1.48)
--------------------------------------------------------------------------------

  Total from investment operations                                      (1.48)
--------------------------------------------------------------------------------
Net asset value, end of period                                          $23.10
--------------------------------------------------------------------------------
Total Return (%)^c                                                      (6.02)**
--------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     13
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                    2.41*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                (.01)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 40
--------------------------------------------------------------------------------

^a For the period from June 18, 2001 (commencement of sales of Class B shares) to August 31, 2001.

^b   Based on average shares outstanding during the period.

^c   Total return does not reflect the effect of any sales charges.

^d   Less than $.005 per share.

*    Annualized

**   Not annualized

Class C

--------------------------------------------------------------------------------
                                                                         2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                   $24.58
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                           --^d
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions    (1.48)
--------------------------------------------------------------------------------
  Total from investment operations                                      (1.48)
--------------------------------------------------------------------------------
Net asset value, end of period                                         $23.10
--------------------------------------------------------------------------------
Total Return (%)^c                                                      (6.02)**
--------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      5
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                    2.39*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 .01*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                40
--------------------------------------------------------------------------------

^a For the period from June 18, 2001 (commencement of sales of Class C shares) to August 31, 2001.

^b   Based on average shares outstanding during the period.

^c   Total return does not reflect the effect of any sales charges.

^d   Less than $.005 per share.

*    Annualized

**   Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Global Fund (the "Fund") is a diversified series of Global/International Fund, Inc., (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares. On September 11, 2000, the Fund commenced offering Class AARP and existing shares of the Fund were redesignated as Class S. On June 18, 2001 the Fund commenced offering Class A, B and C shares. These classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. After December 29, 2000, Class S shares are generally not available to new investors. Certain detailed information for the Class A, B and C shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes, except that each class bears certain expenses unique to that class such as distribution fees, service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain
(loss) is realized on the settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

From November 1, 2000 through August 31, 2001, the Fund incurred approximately $13,879,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending August 31, 2002.

The Fund was subject to a 0.30% Contribuicao Provisoria sobre Movimentacao Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market until March 17, 2001. Effective March 18, 2001, the CPMF tax is 0.38%.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of Fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America.

These differences primarily relate to investments in foreign denominated investments, forward contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended August 31, 2001, purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $545,704,265 and $757,398,856, respectively. Purchase and sales of U.S. Government obligations aggregated $63,858,117 and $31,406,118, respectively.

C. Related Parties

As described in Note F, Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), formerly Scudder Kemper Investments, Inc., initiated a restructuring program. As part of this reorganization, the Fund adopted a new Investment Management Agreement and entered into an Administrative Agreement. Both of these agreements were effective September 11, 2000. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Agreement") with ZSI, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement was equal to an annual rate of 1% of the first $500,000,000 of average daily net assets, 0.95% of the next $500,000,000 of such net assets, 0.90% of the next $500,000,000 of such net assets and 0.85% on such net assets in excess of $1,500,000,000, computed and accrued daily and payable monthly.

Effective September 11, 2000, the Fund, as approved by the Fund's Board of Directors, adopted a new Investment Management Agreement (the "Management Agreement") with ZSI. The Management Agreement is identical to the pre-existing Agreement, except for the dates of execution and termination and fee rate. The management fee payable under the Management Agreement is equal to an annual rate of 1% of the first $500,000,000 of average daily net assets, 0.95% of the next $500,000,000 of such net assets, 0.90% of the next $500,000,000 of such net assets, 0.85% of the next $500,000,000 of such net assets and 0.80% on such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly. For the year ended August 31, 2001, the fee pursuant to the Agreement and the Management Agreement aggregated $13,563,178, which was equivalent to an annual effective rate of 0.96% of the Fund's average daily net assets.

Administrative Fee. Effective September 11, 2000, the Fund, as approved by the Fund's Board of Directors, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement, the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.375% of average daily net assets for Class AARP and S shares and 0.40%, 0.45% and 0.425% of average daily net assets for Class A, B and C shares, respectively, computed and accrued daily and payable monthly. As of the effective date of the Administrative Agreement, each service provider will continue to provide the services that it previously provided to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal), under the current arrangements, except that ZSI pays these entities for the provision of their services to the Fund and pays most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the period from September 11, 2000 through August 31, 2001, the Administrative Fee was as follows:


                                                       Total        Unpaid at
Administrative Fee                                  Aggregated   August 31, 2001
--------------------------------------------------------------------------------
Class AARP                                      $       541,923  $        40,296
--------------------------------------------------------------------------------
Class S                                               4,635,061          346,470
--------------------------------------------------------------------------------
Class A                                                  14,220            5,994
--------------------------------------------------------------------------------
Class B                                                  12,289            5,180
--------------------------------------------------------------------------------
Class C                                                   4,181            1,760
--------------------------------------------------------------------------------
                                                $     5,207,674  $       399,700
--------------------------------------------------------------------------------

In addition, a one-time reduction of certain costs incurred in connection with the reorganization in fiscal 2000 amounting to $51,256 on Class AARP and $46,236 on Class S is included in the Administrative Fee on the Statement of Operations.

Service Provider Fees. Scudder Investments Service Company ("SISC"), formerly Kemper Service Company, an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund's Class A, B, and C shares. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Class S and AARP shares. Prior to September 11, 2000, the amount charged to Class S shares of the Fund by SSC aggregated $51,184.

Scudder Trust Company ("STC"), a subsidiary of the Advisor, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Class S shares of the Fund. Prior to September 11, 2000, the amount charged to the Class S shares of the Fund by STC aggregated $76,000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Prior to September 11, 2000, the amount charged to the Fund by SFAC aggregated $36,085.

Effective September 11, 2000, the above fees are paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), formerly Kemper Distributors, Inc., a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period June 18, 2001 (commencement of sales) through August 31, 2001, the Distribution Fee was as follows:

                                                  Total              Unpaid at
Distribution Fee                                Aggregated       August 31, 2001
--------------------------------------------------------------------------------
Class B                                         $        20,482  $         8,633
--------------------------------------------------------------------------------
Class C                                                   7,379            3,106
--------------------------------------------------------------------------------
                                                $        27,861  $        11,739
--------------------------------------------------------------------------------

Effective June 18, 2001, in accordance with an amended and restated Distribution Service Agreement, SDI provides information and administrative services ("Service Fee") to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of shareholder accounts the firms service. For the period June 18, 2001 (commencement of sales) through August 31, 2001, the Service Fee was as follows:

                                                Total              Unpaid at
Service Fee                                   Aggregated        August  31, 2001
--------------------------------------------------------------------------------
Class A                                         $         8,887  $         3,968
--------------------------------------------------------------------------------
Class B                                                   6,827            2,878
--------------------------------------------------------------------------------
Class C                                                   2,460            1,035
--------------------------------------------------------------------------------
                                                $        18,174  $         7,881
--------------------------------------------------------------------------------

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the period June 18, 2001 (commencement of sales) through August 31, 2001 aggregated $360.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the period June 18, 2001 (commencement of sales) to August 31, 2001, the CDSC for Class B and C shares was $6,516 and $100, respectively.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor an annual retainer, plus specified amounts for attended board and committee meetings. For the year ended August 31, 2001 Directors' fees and expenses aggregated $34,841.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from ZSI. Effective September 11, 2000, the Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by ZSI. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Forward Commitments

As of August 31, 2001, the Fund had entered into the following forward foreign currency exchange contract:

                                                              Net Unrealized
                                                                Appreciation
                                                  Settlement   (Depreciation)
Contracts to Deliver            In Exchange For      Date           (USD)
--------------------------------------------------------------------------------
JPY 12,152,570,698                     USD 97,722,468   10/1/01   (4,817,679)
--------------------------------------------------------------------------------

E. Line of Credit

The Fund and several affiliated funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Reorganization

ZSI initiated a restructuring program to reorganize and combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an Administrative Fee covering the provision of most of the services paid for by the affected funds. Costs incurred in connection with this restructuring initiative were borne jointly by ZSI and certain of the affected funds.

G. Acquisition of Assets

On September 11, 2000, the Fund acquired all of the net assets of AARP Global Growth Fund pursuant to a plan of reorganization approved by shareholders of the Fund on July 17, 2000. The acquisition was accomplished by a tax-free exchange of 6,585,535 shares of the Fund for 9,527,105 shares of AARP Global Growth Fund outstanding on September 11, 2000. AARP Global Growth Fund's net assets at that date ($180,443,657), including $19,125,435 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,515,022,328. The combined net assets of the Fund immediately following the acquisition were $1,695,465,985.

In addition, on June 18, 2001, the Fund acquired all of the net assets of Kemper Global Blue Chip Fund pursuant to a plan of reorganization approved by shareholders on May 24, 2001. The acquisition was accomplished by a tax-free exchange of 711,048 Class A shares, 549,897 Class B shares and 195,056 Class C shares of the Fund, respectively, for 1,530,434 Class A shares, 1,224,762 Class B shares and 433,339 Class C shares of Kemper Global Blue Chip Fund, respectively, outstanding on June 18, 2001. Kemper Global Blue Chip Fund's net assets at that date ($35,788,143), including $527,898 of net unrealized appreciation, were combined with those of the Fund. The aggregate nets assets of the Fund immediately before the acquisition were $1,322,559,552. The combined net assets of the Fund immediately following the acquisition were $1,358,347,695.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:


                    Year Ended August 31, 2001      Year Ended August 31, 2000
--------------------------------------------------------------------------------
                      Shares         Dollars          Shares          Dollars
--------------------------------------------------------------------------------
Shares sold
--------------------------------------------------------------------------------
Class AARP*           367,099    $    9,450,755            --     $           --
--------------------------------------------------------------------------------
Class S**          49,753,285     1,257,596,468    31,217,458        962,348,630
--------------------------------------------------------------------------------
Class A+              440,862        10,389,599            --                 --
--------------------------------------------------------------------------------
Class B+               43,611         1,033,853            --                 --
--------------------------------------------------------------------------------
Class C+               20,157           479,414            --                 --
--------------------------------------------------------------------------------
                                 $1,278,950,089                   $  962,348,630
--------------------------------------------------------------------------------

                    Year Ended August 31, 2001      Year Ended August 31, 2000
--------------------------------------------------------------------------------
                      Shares         Dollars          Shares          Dollars
--------------------------------------------------------------------------------

Shares issued in tax-free reorganizations
--------------------------------------------------------------------------------
Class AARP          6,585,535    $  180,443,657            --    $           --
--------------------------------------------------------------------------------
Class A               711,048        17,477,330            --                --
--------------------------------------------------------------------------------
Class B               549,897        13,516,379            --                --
--------------------------------------------------------------------------------
Class C               195,056         4,794,434            --                --
--------------------------------------------------------------------------------
                                 $  216,231,800                  $           --
--------------------------------------------------------------------------------

Shares issued to shareholders in reinvestment of distributions
--------------------------------------------------------------------------------
Class AARP*            33,326    $      885,114            --    $           --
--------------------------------------------------------------------------------
Class S**           6,179,321       170,078,049     6,205,069       189,689,074
--------------------------------------------------------------------------------
                                 $  170,963,163                  $  189,689,074
--------------------------------------------------------------------------------

Shares redeemed
--------------------------------------------------------------------------------
Class AARP*        (1,539,973)    $ (39,159,816)           --    $           --
--------------------------------------------------------------------------------
Class S**         (58,338,164)   (1,482,322,480)  (37,626,309)   (1,162,690,488)
--------------------------------------------------------------------------------
Class A+             (359,205)       (8,457,298)           --                --
--------------------------------------------------------------------------------
Class B+              (31,002)         (733,377)           --                --
--------------------------------------------------------------------------------

Class C+              (11,648)         (274,069)           --                --
--------------------------------------------------------------------------------

                                $(1,530,947,040)                $(1,162,690,488)
--------------------------------------------------------------------------------

Net increase (decrease)
--------------------------------------------------------------------------------
Class AARP*         5,445,987    $  151,619,710            --    $           --
--------------------------------------------------------------------------------
Class S**          (2,405,558)      (54,647,963)     (203,782)      (10,652,784)
--------------------------------------------------------------------------------
Class A+              792,705        19,409,631            --                --
--------------------------------------------------------------------------------
Class B+              562,506        13,816,855            --                --
--------------------------------------------------------------------------------
Class C+              203,565         4,999,779            --                --
--------------------------------------------------------------------------------
                                 $  135,198,012                   $ (10,652,784)
--------------------------------------------------------------------------------

* For the period from September 11, 2000 (commencement of sales of Class AARP shares) to August 31, 2001.

** On September 11, 2000, existing shares of the Fund were redesignated as Class S.

+ For the period from June 18, 2001 (commencement of sales of Class A, B and C shares) to August 31, 2001.

I. Subsequent Event

On September 24, 2001, Deutsche Bank and Zurich Financial Services, parent company of ZSI, the investment manager for the Fund, announced that they have signed an agreement in principle under which Deutsche Bank will acquire 100% of ZSI. The agreement in principle does not include ZSI's U.K. operations, Threadneedle Investments, which will be retained by Zurich Financial Services. Definitive transaction agreements are expected to be signed in the fourth quarter of 2001 and the transaction is expected to be completed, pending regulatory and shareholder approval and satisfaction of other conditions, in the first quarter of 2002.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors of Global/International Fund, Inc. and to the Shareholders of Scudder Global Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder Global Fund (the "Fund") at August 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


Boston, Massachusetts                                 PricewaterhouseCoopers LLP
October 19, 2001

Tax Information                                                     (Unaudited)
--------------------------------------------------------------------------------

The Fund paid distributions of $2.81 per share from net long-term capital gains during its year ended August 31, 2001, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $14,671,000 as capital gain dividends for its year ended August 31, 2001, of which 100% represents 20% rate gains.

For corporate shareholders, 61% of the income dividends paid during the Fund's fiscal year ended August 31, 2001 qualified for the dividends received deduction.

The Fund paid foreign taxes of $1,654,202 and earned $12,684,726 of foreign source income during the year ended August 31, 2001. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.04 per share as foreign taxes paid and $0.24 per share as income earned from foreign sources for the year ended August 31, 2001.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Directors
--------------------------------------------------------------------------------

Linda C. Coughlin*
   President and Director

Henry P. Becton, Jr.
   Director; President, WGBH Educational
   Foundation

Dawn-Marie Driscoll
   Director; President, Driscoll Associates;
   Executive Fellow, Center for Business
   Ethics, Bentley College

Edgar R. Fiedler
   Director; Senior Fellow and
   Economic Counsellor, The
   Conference Board, Inc.

Keith R. Fox
   Director; General Partner,
   The Exeter Group of Funds

Jean Gleason Stromberg
   Director; Consultant

Jean C. Tempel
   Director; Managing Director,
   First Light Capital, LLC

Steven Zaleznick
   Director; President and Chief Executive
   Officer, AARP Services, Inc.

Thomas V. Bruns*
   Vice President

William F. Glavin, Jr.*
   Vice President

Jan C. Faller*
   Vice President

William E. Holzer*
   Vice President

James E. Masur*
   Vice President

Gerald J. Moran*
   Vice President

Howard S. Schneider*
   Vice President

John Millette*
   Vice President and Secretary

Kathryn L. Quirk*
   Vice President and Assistant Secretary

John R. Hebble*
   Treasurer

Thomas Lally*
   Assistant Treasurer

Brenda Lyons*
   Assistant Treasurer

Caroline Pearson*
   Assistant Secretary
--------------------------------------------------------------------------------

*   Zurich Scudder Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Scudder Funds
--------------------------------------------------------------------------------

Core

   Scudder Blue Chip Fund
   Scudder Focus Value+Growth Fund
   Scudder Growth and Income Fund
   Scudder Research Fund
   Scudder S&P 500 Stock Fund
   Scudder Select 500 Fund
   Scudder Small Company Stock Fund
   Scudder Target 2011 Fund
   Scudder Total Return Fund

Growth

   Scudder 21st Century Growth Fund
   Scudder Aggressive Growth Fund
   Scudder Capital Growth Fund
   Scudder Focus Growth Fund
   Scudder Growth Fund
   Scudder Large Company Growth Fund
   Scudder Select 1000 Growth Fund
   Scudder Small Capitalization Equity Fund

Value

   Scudder Contrarian Fund
   Scudder Dividend & Growth Fund
   Scudder-Dreman High Return Equity Fund
   Scudder Large Company Value Fund
   Scudder Small Cap Value Fund

Sector

   Scudder-Dreman Financial Services Fund
   Scudder Gold Fund
   Scudder Health Care Fund
   Scudder Technology Fund
   Scudder Technology Innovation Fund

Asset Allocation

   Scudder Pathway Conservative Portfolio
   Scudder Pathway Moderate Portfolio
   Scudder Pathway Growth Portfolio

Global/International

   Scudder Emerging Markets Growth Fund
   Scudder Emerging Markets Income Fund
   Scudder Global Fund
   Scudder Global Bond Fund
   Scudder Global Discovery Fund
   Scudder Greater Europe Growth Fund
   Scudder International Fund
   Scudder International Research Fund
   Scudder Latin America Fund
   Scudder New Europe Fund
   Scudder Pacific Opportunities Fund
   The Japan Fund, Inc.

Income

   Scudder Cash Reserves Fund
   Scudder Floating Rate Fund
   Scudder High-Yield Fund
   Scudder High-Yield Opportunity Fund
   Scudder Income Fund
   Scudder Short-Term Bond Fund
   Scudder Strategic Income Fund
   Scudder U.S. Government Securities Fund

Tax-Free Income

   Scudder California Tax-Free Income Fund
   Scudder Florida Tax-Free Income Fund
   Scudder High-Yield Tax-Free Fund
   Scudder Managed Municipal Bonds
   Scudder Massachusetts Tax-Free Fund
   Scudder Medium-Term Tax-Free Fund
   Scudder New York Tax-Free IncomeFund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs

   Traditional IRA
   Roth IRA
   SEP-IRA
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

Education Accounts

   Education IRA
   UGMA/UTMA
   IRA for Minors

--------------------------------------------------------------------------------
 Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.
   The Brazil Fund, Inc.
   The Korea Fund, Inc.
   Montgomery Street Income Securities, Inc.
   Scudder Global High Income Fund, Inc.
   Scudder New Asia Fund, Inc.
   Scudder High Income Trust
   Scudder Intermediate Government Trust
   Scudder Multi-Market Income Trust
   Scudder Strategic Income Trust
   Scudder Strategic Municipal Income Trust
   Scudder Municipal Income Trust

--------------------------------------------------------------------------------

Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

      Legal Counsel   Dechert

                      Ten Post Office Square South
                      Boston, MA 02109
--------------------------------------------------------------------------------
        Shareholder   Scudder Investments Service Company
  Service Agent and
     Transfer Agent   P.O. Box 219151
                      Kansas City, MO 64121
--------------------------------------------------------------------------------
          Custodian   Brown Brothers Harriman & Co.

                      40 Water Street
                      Boston, MA 02110
--------------------------------------------------------------------------------
        Independent   PricewaterhouseCoopers LLP
        Accountants
                      160 Federal Street
                      Boston, MA 02110
--------------------------------------------------------------------------------
          Principal   Scudder Distributors, Inc.
        Underwriter
                      222 South Riverside Plaza
                      Chicago, IL 60606
                      www.scudder.com
                      (800) 621-1048
--------------------------------------------------------------------------------

SCUDDER
INVESTMENTS



222 South Riverside Plaza
Chicago, IL 60606-5808




A member of [LOGO] Zurich Scudder Investments